U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No. __

Post-Effective Amendment No. 76

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

Amendment No. 79

(Check appropriate box or boxes)

WILLIAMSBURG INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Address of Principle Executive Offices)

Registrant's Telephone Number, including Area Code: (513) 587-3400

John L. Chilton, Esq.

Sullivan & Worcester LLP

1666 K Street, NW

Washington, D.C. 20006

(Name and Address of Agent for Service)

Copies to:

David James, Esq.

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

It is proposed that this filing will become effective (check appropriate box):

/ / immediately upon filing pursuant to paragraph (b)

/ / on August 1, 2020 pursuant to paragraph (b)

/ X/ 60 days after filing pursuant to paragraph (a)(1)

/ / on (date) pursuant to paragraph (a)(1)

/ / 75 days after filing pursuant to paragraph (a)(2)

/ / on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Cantor FBP Equity & Dividend Plus Fund

(Formerly FBP Equity & Dividend Fund)

Ticker Symbol: FBPEX

Cantor FBP Appreciation & Income Opportunities Fund

(Formerly FBP Appreciation & Income Opportunities Fund)

Ticker Symbol: FBPBX

Prospectus

August 1, 2021

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund(s) or, if you own shares of the Fund(s) through a financial intermediary, from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund(s) electronically by contacting the Fund(s) at 1-866-738-1127 or, if you own shares of the Fund(s) through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund(s) that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-866-738-1127. Your election to receive reports in paper will apply to all funds held in Williamsburg Investment Trust or at your financial intermediary.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Risk/Return Summary
Cantor FBP Equity & Dividend Plus Fund
Cantor FBP Appreciation & Income Opportunities Fund
Information Relevant to Both Funds
Additional Investment Information
How to Purchase Shares
How to Redeem Shares
How Net Asset Value is Determined
Management of the Funds
Dividends, Distributions and Taxes
Financial Highlights
Privacy Notice
For Additional Information	back cover

Risk/Return Summary

CANTOR FBP Equity & Dividend Plus Fund

What is the Fund’s investment objective?

The investment objective of the Cantor FBP Equity & Dividend Plus Fund (the “ Dividend Fund” or the “Fund”) is to provide above-average and growing income while also achieving long-term growth of capital.

What are the Fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Dividend Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.__%
Other Expenses	0.__%
Acquired Fund Fees and Expenses	0.__%
Total Annual Fund Operating Expenses (1)	____%
Fee Waiver (2)	____%
Total Annual Fund Operating Expenses After Fee Waiver (3)	____%

(1)	“Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

(2)	Cantor Fitzgerald Investment Advisors, L.P. (the “Adviser”) has contractually agreed, until August 1, 2023, to reduce Management Fees and/or reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses and extraordinary expenses) to an amount not exceeding 1.12% of the Fund’s average daily net assets. This limit on operating expenses was increased from 1.07% to 1.12% effective August 1, 2020. Any Management Fee waivers and/or expenses reimbursements by the Adviser are subject to repayment by the Fund for a period of 3 years from the date such fees and expenses were waived or reimbursed, provided that the repayment to the Adviser does not cause Total Annual Fund Operating Expenses (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses and extraordinary expenses) of the Fund to exceed the lesser of: (1) the expense limitation in effect at the time such fees and expenses were waived; and (ii) the expense limitation in effect at the time the Adviser seeks reimbursement of such fees and expenses. This agreement may be terminated by the Fund or the Adviser upon 60 days’ prior written notice, provided, however, that (1) the Adviser may not terminate the agreement without the approval of the Board of Trustees, and (2) this agreement will terminate automatically if the Adviser ceases to serve as investment adviser of the Fund.

(3)	“Total Annual Fund Operating Expenses After Fee Waiver” will not correlate to the Fund’s ratio of net expenses to average net assets in the Fund’s Financial Highlights, which does not include “Acquired Fund Fees and Expenses” or the increase in the limit of “Total Operating Expenses After Fee Waiver.”

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Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example also takes into account the Adviser’s contractual arrangement to maintain the Fund’s expenses at the agreed upon level until August 1, 2023. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was __% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

The Dividend Fund seeks to achieve its objective by investing in a diversified portfolio comprised primarily of above-average dividend yielding, undervalued equity securities with dividend growth potential. Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities of companies that are paying dividends at the time of purchase.

The Adviser seeks to acquire equity securities of companies which, in its judgment, possess attractive valuation characteristics, the capability for above-average dividend yield and the potential to increase dividends over time. The Fund invests in a variety of major market sectors in an attempt to control risk through diversification. The Adviser uses a fundamental research approach to seek companies it believes to be undervalued relative to the market and the company’s historical valuations. The Adviser will focus on companies that possess one or more of the following characteristics:

●	Above-Average Dividend Yield – The company’s dividend yield is greater than the market as measured by the S&P 500® Index.

●	Attractive Valuation – The company may be selling at a substantial discount to its historic, absolute and/or relative value, based upon price-to-sales, price-to-book value, price-to-cash flow, price-to-earnings and dividend yield.

●	Dividend Analysis – The company has a history of paying dividends with the likelihood of future dividend increases.

The Fund also seeks to enhance, or generate, additional portfolio income by selectively writing, or selling, covered call options on a target range of between 15-30% of the Fund’s underlying equity securities. When the Adviser believes that individual equity securities held by the Fund are approaching the top of the Adviser’s growth and price expectations, covered call options may be written (sold) against such securities

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and the Fund will receive a premium in return. The Fund writes options only for income generation and hedging purposes and not for speculation. The Fund will only write options that are issued by the Options Clearing Corporation and listed on a national securities exchange. The aggregate value of the underlying obligations will normally not exceed 35% of the Fund’s net assets, but may increase to 50% of net assets when, in the Adviser’s opinion, such investments would be advantageous to the Fund.

Equity Securities. The Fund will invest primarily in companies with market capitalizations of $1 billion or more. Although the Fund’s equity investments consist primarily of common stocks, it may also invest a portion of its assets in other equity securities, including shares of exchange-traded funds (“ETFs”) that invest in common stocks, straight preferred stocks, convertible preferred stocks and convertible bonds, that are rated at the time of purchase in the four highest grades assigned by a nationally recognized rating agency, or unrated securities determined by the Adviser to be of comparable quality. The Fund may invest in shares of ETFs if the Adviser believes it is advisable to adjust the Fund’s exposure to the broad market or to industry sectors without purchasing a large number of individual securities. Such ETFs will typically hold a portfolio of securities designed to track the performance of a particular index or market sector. ETFs differ from traditional mutual funds in that their shares are listed on a securities exchange and can be traded intraday. The Fund expects to normally invest no more than 25% of its net assets in ETFs, although it may invest to a greater extent in ETFs when, in the Adviser’s opinion, such investments would be advantageous to the Fund.

Sell Strategy. While portfolio securities are generally acquired for the long term, they may be sold when the Adviser believes that:

●	the anticipated price appreciation has been achieved or is no longer probable;

●	the dividend yield falls below the Adviser’s yield objective or the dividend outlook deteriorates;

●	the fundamentals of a company’s business or general market conditions have changed; or

●	alternate investments offer superior prospects.

What are the principal risks of investing in the Fund?

The Dividend Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Stock Market Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Adviser. The price of a company’s stock may decline if the company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on negative developments in the U.S. or global economies. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and the markets. For example, the outbreak of an infectious respiratory illness caused by a novel coronavirus, known as COVID-19, has resulted in significant disruptions to economies and markets, adversely affecting individual companies, sectors, industries, interest rates and investor sentiment. The U.S. Federal Reserve and the U.S. government have taken numerous measures to

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address the economic impact of the COVID-19 pandemic and to stimulate the U.S. economy. The ultimate effects of these and other efforts that may be taken may not be known for some time. Economies and financial markets throughout the world have become interconnected which increases the possibility that economic, financial or political events in one country, sector or region could have potentially adverse effects on global economies or markets. Even investments in high quality or “blue chip” stocks can be negatively impacted by poor overall market and economic conditions.

ETF Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be developed or maintained. An ETF is managed independently of the Fund and subject to the risks of the underlying securities it holds or sectors that the ETF is designed to track. When the Fund invests in an ETF, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF.

Large Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies. Multinational companies with foreign business operations can be significantly impacted by political, economic and regulatory developments in foreign markets.

Mid-Cap Company Risk. Mid-capitalization (“mid-cap”) companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In many instances, the securities of mid-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time. Therefore, the securities of mid-cap companies may be subject to greater price fluctuations.

Covered Call Option Risk. The use of options requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Adviser is incorrect in its price expectations and the market price of a security subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security but continue to bear the risk of a decline in the value of the underlying stock. The price the Fund realizes from the sale of a stock option upon exercise of the option could be substantially below its prevailing market price. If a liquid market for an option does not exist, the Fund will not be able to sell the underlying security until the option expires or is exercised. The premiums received by the Fund for writing options may decrease as a result of certain factors, such as a reduction in interest rates, a decline in stock market volumes or a decrease in the price volatility of the underlying securities.

Preferred Stock Risk. Preferred stock is subject to the risks of equity securities as well as risks associated with fixed income securities, such as interest rate risk. Because a company will generally pay dividends on preferred stock only after the company makes required payments to creditors, the value of a company’s preferred stock may react strongly to actual or perceived changes in the company’s financial condition or outlook. Preferred stock may be less liquid than common stock and generally has limited or no voting rights. In addition, preferred stock is subject to the risk that a company may defer or not pay dividends, may call or redeem its preferred stock, or convert it to common stock.

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Preferred stocks and bonds rated in the fourth highest category by a nationally recognized rating agency have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities. They may possess a greater risk of default or price changes due to changes in the issuer’s creditworthiness or the market’s perception of an issuer’s creditworthiness.

Convertible Security Risk. When the price of the underlying stock falls, the price of a convertible security tends to decline. Because a company must generally pay interest on its nonconvertible secured debt before it can pay interest on its convertible securities, the credit rating of a company’s convertible securities is generally lower than on its secured nonconvertible debt securities. A convertible security may be “callable,” which means the issuer can redeem the security prior to its maturity.

Management Risk. The Adviser’s method of security selection may not be successful and the securities in the Fund’s portfolio may not perform as well as the market as a whole. Changes in the dividend policies or capital resources of companies in which the Fund invests may affect the Fund’s ability to generate income. Value stocks are subject to the risks that they may not appreciate in value as expected or their prices may decline. The Fund’s investment style could cause it to underperform relative to funds that use a growth or non-value approach to investing, or funds that have a broader investment style. The use of options may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. There is no assurance that the Fund’s options writing activities will be implemented in a manner that is successful or that is not adverse to the Fund.

What has been the Fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Dividend Fund. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The performance information that follows reflect the performance of Flippin, Bruce & Porter, Inc., the investment adviser to the Fund from its inception until June ____, 2021. Effective June ____, 2021, Cantor Fitzgerald Investment Advisors, L.P. serves as the investment adviser to the Fund. There have been no changes to the investment process of the Fund or its portfolio manager as a result of the change in the Fund’s investment adviser. Performance results through December 31, 2011 were achieved using a pure value strategy that is different than the dividend income strategy that is currently being used to manage the Fund. The results of each strategy may differ. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-738-1127.

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The Fund’s 2021 year-to-date return through June 30, 2021 is ____%.

During the periods shown in the bar chart, the highest return for a quarter was 17.93% during the quarter ended December 31, 2020 and the lowest return for a quarter was -28.92% during the quarter ended March 31, 2020.

Average Annual Total Returns For Periods Ended December 31, 2020:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

	One Year	Five Years	Ten Years
Return Before Taxes	-1.51%	8.34%	6.87%
Return After Taxes on Distributions	-2.19%	6.92%	5.80%
Return After Taxes on Distributions and Sale of Fund Shares	-0.56%%	6.43%	5.40%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	18.40%	15.22%	13.88%

Management of the Fund

Investment Adviser

Cantor Fitzgerald Investment Advisors, L.P.

Portfolio Manager

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John T. Bruce, CFA, is primarily responsible for managing the Dividend Fund and has been managing the Fund since its inception in 1993. Mr. Bruce is Senior Managing Director of the Adviser. He founded Flippin, Bruce & Porter, Inc., the Fund’s previous adviser in 1985, and served as President and a principal of the firm until June 2021.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to Both Funds” on page 19 of this Prospectus.

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CANTOR FBP Appreciation & Income Opportunities Fund

What are the Fund’s investment objectives?

The investment objectives of the Cantor FBP Appreciation & Income Opportunities Fund (the “Appreciation Fund” or the “Fund”) are long term capital appreciation and current income, assuming a moderate level of investment risk.

What are the Fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Appreciation Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	____%
Other Expenses	____%
Acquired Fund Fees and Expenses	____%
Total Annual Fund Operating Expenses (1)	____%
Fee Waiver (2)	_____%
Total Annual Fund Operating Expenses After Fee Waiver (3)	_____%

(1)	“Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

(2)	The Adviser has contractually agreed, until August 1, 2023, to reduce Management Fees and/or reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses and extraordinary expenses) to an amount not exceeding 1.05% of the Fund’s average daily net assets. This limit on operating expenses was increased from 1.00% to 1.05% effective August 1, 2020. Any Management Fee waivers and/or expenses reimbursements by the Adviser are subject to repayment by the Fund for a period of 3 years from the date such fees and expenses were waived or reimbursed, provided that the repayment to the Adviser does not cause Total Annual Fund Operating Expenses (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses and extraordinary expenses) of the Fund to exceed the lesser of: (1) the expense limitation in effect at the time such fees and expenses were waived; and (ii) the expense limitation in effect at the time the Adviser seeks reimbursement of such fees and expenses. This agreement may be terminated by the Fund or the Adviser upon 60 days’ prior written notice, provided, however, that (1) the Adviser may not terminate the agreement without the approval of the Board of Trustees, and (2) this agreement will terminate automatically if the Adviser ceases to serve as investment adviser of the Fund.

(3)	“Total Annual Fund Operating Expenses After Fee Waiver” will not correlate to the Fund’s ratio of net expenses to average net assets in the Fund’s Financial Highlights, which does not include “Acquired Fund Fees and Expenses” or the increase in the limit on “Total Operating Expenses After Fee Waiver.”

Example

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This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example also takes into account the Adviser’s contractual arrangement to maintain the Fund’s expenses at the agreed upon level until August 1, 2023. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ ___	$ ___	$ ____	$ ____

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was __% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

The Appreciation Fund seeks to achieve its objectives by investing in a portfolio of both equity and fixed income securities. Equity securities are acquired primarily for capital appreciation or a combination of capital appreciation and income. Fixed income securities are acquired primarily for their income return and secondarily for capital appreciation. The percentage of assets invested in equity securities and fixed income securities will vary from time to time depending upon the Adviser’s judgment of general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. In an attempt to reduce overall portfolio risk, provide stability, and meet its working capital needs, the Adviser may allocate a portion of the Fund’s assets to money market instruments. Depending upon the Adviser’s determination of market and economic conditions, investment emphasis may be placed on equity securities, fixed income securities or money market instruments.

The Adviser believes that, by utilizing the investment policies described herein, the Fund’s net asset value may not rise as rapidly or as high as the stock market (as represented by the S&P 500® Index) during rising market cycles, but that during declining market cycles, the Fund would not suffer as great a decline as the S&P 500® Index.

Equity Securities. The Fund will invest primarily in companies with market capitalizations of $1 billion or more. Although the Fund’s equity investments consist primarily of common stocks, it may also invest a portion of its assets in other equity securities, including ETFs that invest primarily in common stocks, straight preferred stocks, convertible preferred stocks and convertible bonds, that are rated at the time of purchase in the four highest grades assigned by a nationally recognized rating agency, or unrated securities determined by the Adviser to be of comparable quality. The Fund may invest in shares of ETFs if the Adviser believes it is advisable to adjust the Fund’s exposure to the broad market or to industry sectors without purchasing a large number of individual securities. Such ETFs will typically hold a portfolio of securities designed to track the performance of a particular index or market sector. ETFs differ from traditional mutual funds in that their shares are listed on a securities exchange and can be traded intraday. The Fund may invest up to 25% of its net assets in ETFs, although it may invest to a greater extent in ETFs when, in the Adviser’s opinion, such investments would be advantageous to the Fund.

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The Adviser seeks to acquire securities of companies which, in its judgment, are significantly undervalued in the securities markets because they are currently “out of favor” with the market or temporarily misunderstood by the investment community. The Adviser uses fundamental analysis to select portfolio securities, focusing on long-term drivers of value that help determine investment merit, such as revenue growth, profit margin potential, profitability, financial flexibility, free cash flow, competitive position, and management track record. In determining whether an equity security is undervalued, the Adviser will consider, among other things:

●	Current valuation with respect to price-to-sales, price-to-book value, price-to-cash flow, price-to-earnings and dividend yield, compared to historical valuations of the same measure and past and future prospects for the company;

●	Analysis of the fundamentals of the business including balance sheet strength, return on and use of capital, industry/economic climate, management history and strategy, and earnings potential under various business scenarios;

●	Wall Street sentiment and whether the human emotion underlying that sentiment is a near term overreaction relative to a company’s long-term outlook;

●	Information from various sources including research material generated by the brokerage community; periodic company reports, announcements and discussions with management, conference calls; and other investment and business publications

The Fund may hold stocks of companies evidencing various stages of recovery and the investment community will be recognizing this recovery to some degree. Recognition may take many forms, some of which may be:

●	Favorable research reports and purchase recommendations by brokerage firms and other investment professionals;

●	Renewed institutional interest through reported large block purchase transactions; and/or

●	Favorable market price movements relative to the stock market as a whole

Covered Call Options. When the Adviser believes that individual equity securities held by the Fund are approaching the top of the Adviser’s growth and price expectations, covered call options may be written (sold) against such securities and the Fund will receive a premium in return. The Fund writes options only for income generation and hedging purposes and not for speculation. The Fund will only write options that are issued by the Options Clearing Corporation and listed on a national securities exchange. The aggregate value of the underlying obligations will normally not exceed 25% of the Fund’s net assets, but may increase to 50% of net assets when, in the Adviser’s opinion, such investments would be advantageous to the Fund.

Fixed Income Selection. Fixed income securities include corporate debt obligations, U.S. Government obligations and shares of ETFs that invest primarily in corporate debt obligations and U.S. Government obligations. The Fund will generally invest in securities that mature within 1 to 10 years from their date of purchase except when, in the Adviser’s opinion, long term interest rates are expected to be in a declining trend, in which case maturities may be extended longer.

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●	Corporate Debt Obligations will consist primarily of “investment grade” securities rated in one of the four highest rating categories by a nationally recognized rating agency, or, if not rated, are of equivalent quality in the opinion of the Adviser. The Adviser may acquire debt obligations of companies and/or industries at the low point of their business cycle in an effort to achieve capital appreciation. The quality ratings of these companies have often been downgraded by a rating agency, generally resulting in reduced prices for such securities. The Adviser will acquire such securities after a downgrade when it believes that the company’s financial condition (and therefore its quality ratings) will improve. Such downgraded securities will usually be rated less than “A” by a rating agency.

●	U.S. Government Obligations include direct obligations of the U.S. Treasury and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government, including mortgage-backed obligations.

Money Market Instruments. Money market instruments mature in 13 months or less from their date of purchase and include U.S. Government obligations and corporate debt obligations (including those subject to repurchase agreements), bankers’ acceptances, certificates of deposit of domestic branches of U.S. banks, shares of money market funds and commercial paper (including variable rate master demand notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by a nationally recognized rating agency or, if not rated, will be issued by a corporation having an outstanding unsecured debt issue rated A or better by a rating agency or, if not so rated, will be of equivalent quality in the Adviser’s opinion.

Sell Strategy. While portfolio securities are generally acquired for the long term, they may be sold as they approach the Adviser’s estimate of value or as they become candidates for the option-writing activity described herein. A security may also be sold when the Adviser believes that:

●	the anticipated price appreciation has been achieved or is no longer probable;

●	the fundamentals of a company’s business or general market conditions have changed; or

●	alternate investments offer superior prospects.

What are the principal risks of investing in the Fund?

The Appreciation Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objectives. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Stock Market Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Adviser. The price of a company’s stock may decline if the company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on negative developments in the U.S. or global economies. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and the markets. For example, the outbreak of an infectious respiratory illness caused by a novel coronavirus, known as COVID-19, has resulted in significant disruptions to economies and markets, adversely affecting individual companies, sectors, industries, interest rates and investor sentiment. The U.S. Federal Reserve and the U.S. government have taken numerous measures to address the economic impact of the COVID-19 pandemic and to stimulate the U.S. economy. The ultimate effects of these and other efforts that may be taken may not be known for some time. Economies and

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financial markets throughout the world have become interconnected which increases the possibility that economic, financial or political events in one country, sector or region could have potentially adverse effects on global economies or markets. Even investments in high quality or “blue chip” stocks can be negatively impacted by poor overall market and economic conditions.

ETF Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be developed or maintained. An ETF is managed independently of the Fund and subject to the risks of the underlying securities it holds or sectors that the ETF is designed to track. When the Fund invests in an ETF, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF, in addition to the Fund’s direct fees and expenses.

Large Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies. Multinational companies with foreign business operations can be significantly impacted by political, economic and regulatory developments in foreign markets.

Mid-Cap Company Risk. Mid-cap companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In many instances, the securities of mid-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time. Therefore, the securities of mid-cap companies may be subject to greater price fluctuations.

Covered Call Option Risk. The use of options requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Adviser is incorrect in its price expectations and the market price of a security subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security but continue to bear the risk of a decline in the value of the underlying stock. The price the Fund realizes from the sale of a stock option upon exercise of the option could be substantially below its prevailing market price. If a liquid market for an option does not exist, the Fund will not be able to sell the underlying security until the option expires or is exercised. The premiums received by the Fund for writing options may decrease as a result of certain factors, such as a reduction in interest rates, a decline in stock market volumes or a decrease in the price volatility of the underlying securities.

Fixed Income Risk. The value of the fixed income securities held by the Fund will fluctuate based on a variety of factors, including: general bond market conditions, interest rates, the maturity of the security, the creditworthiness of an issuer and the liquidity of the security. At times there may be an imbalance of supply and demand in the fixed income markets, which could result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency. The fixed income securities market has been and may continue to be negatively affected by the COVID pandemic. As with other serious economic disruptions, government authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including lower interest rates, which in some cases could result in negative interest rates.

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●	Interest Rate Risk. The value of the Fund’s fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Interest rate changes may be influenced by government and central banking authority actions, inflation expectations, and supply and demand. Generally when interest rates rise, the value of the Fund’s fixed income securities can be expected to decline. Interest rates have been unusually low for a number of years , which may increase the Fund’s exposure to risks associated with rising interest rates, particularly for securities with longer maturities. Potential changes in government policy affecting interest rates may cause fixed income securities to experience a heightened level of interest rate risk than has historically been the case as a result of the market’s reaction to these initiatives.

●	Maturity Risk. The value of the Fund’s fixed income securities is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

●	Credit Risk. The value of the Fund’s fixed income securities is also dependent on the creditworthiness of the issuers of such securities. Nearly all fixed income securities are subject to credit risk, which may vary depending upon whether the issuer is a corporation, domestic or foreign government, or government agency. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal and interest when due. Corporate debt obligations rated in the fourth highest category by a nationally recognized rating agency have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities. An issuer’s ability to pay interest and principal may be adversely affected by other factors such as political, regulatory or legal developments, a credit rating downgrade or other adverse news.

While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. Concerns about the capacity of the U.S. Government to meet its obligations may negatively impact the value of U.S. Government securities held by the Fund. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government securities held by the Fund or to the Fund’s shares.

●	Mortgage-Related Securities Risk. Mortgage-backed obligations are subject to certain risks, including the risk that payments from the pool of loans underlying a mortgage-backed obligation may not be enough to meet the monthly payments of the mortgage-backed obligation. Mortgage-backed obligations are also subject to the risk that prepayments or foreclosures will shorten the life of the pool of mortgages underlying the securities and may expose the Fund to a lower rate of return upon reinvestment of principal. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

●	Risks Associated with Credit Ratings. A credit agency’s rating represents the agency’s opinion as to credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings of nationally recognized rating agencies present an inherent conflict of interest because such agencies are paid by the entities whose securities they rate. The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movements in the overall financial markets or changes in the level of interest rates). In addition, ratings may not be revised promptly to reflect developments in the issuer’s financial condition.

Preferred Stock Risk. Preferred stock is subject to the risks of equity securities as well as risks associated with fixed income securities, such as interest rate risk. Because a company will generally pay dividends on preferred stock only after the company makes required payments to creditors, the value of a company’s

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preferred stock may react strongly to actual or perceived changes in the company’s financial condition or outlook. Preferred stock may be less liquid than common stock and generally has limited or no voting rights. In addition, preferred stock is subject to the risk that a company may defer or not pay dividends, may call or redeem its preferred stock, or convert it to common stock.

Preferred stocks and bonds rated in the fourth highest category by a nationally recognized rating agency have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities They may possess a greater risk of default or price changes due to changes in the issuer’s creditworthiness or the market’s perception of an issuer’s creditworthiness.

Convertible Security Risk. When the price of the underlying stock falls, the price of a convertible security tends to decline. Because a company must generally pay interest on its nonconvertible secured debt before it can pay interest on its convertible securities, the credit rating of a company’s convertible securities is generally lower than on its secured nonconvertible debt securities. A convertible security may be “callable,” which means the issuer can redeem the security prior to its maturity.

Management Risk. The Adviser’s method of security selection may not be successful and the securities in the Fund’s portfolio may not perform as well as the market as a whole. There can be no assurance that the Adviser will be successful in actively allocating the Fund’s investments among equity securities and fixed income securities of varying maturities. Value stocks are subject to the risks that they may not appreciate in value as expected or their prices may decline. The Fund’s value style could cause it to underperform relative to funds that use a growth or non-value approach to investing, or funds that have a broader investment style. The use of options may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. There is no assurance that the Fund’s options writing activities will be implemented in a manner that is successful or that is not adverse to the Fund.

What has been the Fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Appreciation Fund. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The performance information that follows reflect the performance of Flippin, Bruce & Porter, Inc., the investment adviser to the Fund from its inception until June ____, 2021. Effective June ____, 2021, Cantor Fitzgerald Investment Advisors, L.P. serves as the investment adviser to the Fund. There have been no changes to the investment process of the Fund or its portfolio manager as a result of the change in the Fund’s investment adviser. Performance results through December 31, 2011 were achieved using a more restrictive allocation strategy that is different than the more flexible strategy that is currently used to allocate between fixed income and equity investments. The results of each strategy may differ. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-738-1127.

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The Fund’s 2020 year-to-date return through June 30, 2021 is _____%.

During the periods shown in the bar chart, the highest return for a quarter was 15.36% during the quarter ended December 31, 2020 and the lowest return for a quarter was -24.59% during the quarter ended March 31, 2020.

Average Annual Total Returns For Periods Ended December 31, 2020:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

	One Year	Five Years	Ten Years
Return Before Taxes	1.50%	7.62%	6.42%
Return After Taxes on Distributions	1.04%	6.57%	5.39%
Return After Taxes on Distributions and Sale of Fund Shares	1.12%	5.88%	5.02%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	18.40%	15,22	13.88%

Management of the Fund

Investment Adviser

Cantor Fitzgerald Investment Advisors, L.P.

Portfolio Manager

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John T. Bruce, CFA, is primarily responsible for managing the Appreciation Fund and has been managing the Fund since its inception in 1989. Mr. Bruce is the Senior Managing Director of the Adviser. He founded Flippin, Bruce & Porter, Inc., the Fund’s previous adviser in 1985, and served as President and a principal of the firm until June 2021.

Information Relevant to Both Funds

Purchase and Sale of Fund Shares

Minimum Initial Investment - $5,000, except the minimum is $1,000 for tax-deferred retirement accounts. Financial intermediaries may impose their own minimum investment requirements.

Minimum Subsequent Investment - None, except the minimum for participants in the Automatic Investment Plan is $100

The Funds’ shares are redeemable. You may purchase or redeem (sell) shares of the Funds on each day that the Funds are open for business. Transactions may be initiated by written request, by wire transfer or through your financial institution.

Tax Information

Each Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or you are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Investment Information

Investment Objectives

The investment objective of the Dividend Fund may be changed by the Board of Trustees without shareholder approval. Shareholders will be given 60 days’ notice of any such change. The investment objectives of the Appreciation Fund may not be changed without the prior approval of a majority (as defined by the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund’s shares.

Additional Information about Principal Investment Strategies

The Dividend Fund seeks to achieve its objective by investing in a diversified portfolio comprised primarily of above-average dividend yielding, undervalued equity securities with dividend growth potential. Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities of companies that are paying dividends at the

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time of purchase. The Fund’s shareholders will be provided with at least 60 days’ prior notice of any change in this policy.

The Appreciation Fund seeks to achieve its objectives by investing in a portfolio of both equity and fixed income securities. Equity securities are acquired primarily for capital appreciation or a combination of capital appreciation and income. Fixed income securities are acquired primarily for their income return and secondarily for capital appreciation.

Equity Selection for Appreciation Fund. The concept of value investing seeks to acquire the securities of companies that are believed to be undervalued in the securities markets. The Adviser believes the securities of well managed companies that may be temporarily out of favor (due to earnings declines or other adverse developments, such as competitive problems, litigation or product obsolescence) are likely to provide a greater total investment return than securities of companies that are favored by most investors because of actual or anticipated favorable developments. The reason, in the Adviser’s opinion, is that the prices of securities of “out of favor” companies often tend to be driven lower than fundamentally derived values because of overly pessimistic investor expectations, while the prices of securities of “in favor” companies tend to be driven higher than fundamentally derived values because of overly optimistic investor perceptions.

In determining whether an equity security is undervalued, the Adviser considers, among other things:

●	Current valuation with respect to price-to-sales, price-to-book value, price-to-cash flow, price-to-earnings and dividend yield, compared to historical valuations of the same measure and past and future prospects for the company;

●	Analysis of the fundamentals of the business including balance sheet strength, return on and use of capital, industry/economic climate, management history and strategy, and earnings potential under various business scenarios;

●	Wall Street sentiment and whether the human emotion underlying that sentiment is a near term overreaction relative to a company’s long-term outlook;

●	Information from various sources including research material generated by the brokerage community; periodic company reports, announcements and discussions with management, conference calls; and other investment and business publications

Options. When a Fund writes a call option (“call”), it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified “strike price” by a future date (“exercise date”). To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price plus the premium received.

Call writing affects the Funds’ portfolio turnover rate and the amount of brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when entering into closing purchase transactions.

NON-PRINCIPAL INVESTMENT STRATEGIES

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Foreign Investments. The Funds may invest in foreign issuers in the form of American Depositary Receipts (“ADRs”) or through investments in ETFs that invest primarily in common stocks of foreign companies. ADRs are securities that are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges. ETFs that invest primarily in foreign companies may include regional and/or country specific ETFs, as well as emerging market ETFs. The Funds will invest in foreign issuers when, in the Adviser’s opinion, such investments would be advantageous to the Fund and would help it to achieve its investment objective.

Money Market Instruments. Money market instruments will typically represent a portion of each Fund’s portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Funds. Money market instruments may include short-term liquid investments, shares of money market funds or cash. Money market instruments mature in 13 months or less and include U.S. Government obligations and corporate debt securities (including  those subject to repurchase agreements), bankers’ acceptances, certificates of deposit of domestic branches of U.S. banks, shares of money market funds and commercial paper (including variable rate master demand notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by a nationally recognized rating agency or, if not rated, will be issued by a corporation having an outstanding unsecured debt issue rated A or better by a rating agency or, if not so rated, will be of equivalent quality in the Adviser’s opinion. When a Fund invests in shares of money market funds, there will be some duplication of expenses because the Fund will indirectly pay a proportionate share of the money market fund’s advisory fees and operating expenses.

Temporary Defensive Position. For temporary defensive purposes, when the Adviser determines that market conditions warrant, a Fund may depart from its normal investment strategies and money market instruments may be emphasized, even to the point that 100% of the Fund’s assets may be so invested. Market conditions that may warrant a temporary defensive position include weak market fundamentals, excessive volatility or a prolonged general decline in the securities markets or in the securities in which a Fund normally invests.

Illiquid Investments. Each Fund may invest up to 15% of the value of its net assets in securities or other investments that are illiquid. Illiquid securities are investments that can not reasonably be expected to be sold or disposed of in current market conditions, within seven calendar days, without significantly impacting the market value of the investment.

NON-PRINCIPAL RISKS

Foreign Investments. ADRs and ETFs investing in foreign securities are subject to risks similar to those associated with direct investments in foreign securities. Investment in foreign securities involves risks that may be different from those of U.S. securities, including the risk that foreign economies may be less stable than the U.S. economy. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices, or requirements comparable to those found in the United States. Foreign security issuers may also be subject to political, economic or market instability, unfavorable government action in their local jurisdictions, or economic sanctions, tariffs, trade agreements or other restrictions imposed by U.S. or foreign regulators. In addition, the dividends payable on certain of the Funds’ foreign securities may be subject to foreign withholding taxes. Foreign securities may also be subject to foreign currency risk, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security’s underlying foreign currency.

Depositary receipts are subject to some of the same risks as direct investment in foreign companies and certain additional risks. In a sponsored depositary arrangement, the foreign issuer assumes the obligation

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to pay some or all of the depositary’s transaction fees. Under an unsponsored depositary arrangement, the foreign issuer assumes no obligation and the depositary’s transaction fees are paid directly by the depositary holders. Because unsponsored depositary arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored depositaries and voting rights with respect to the deposited securities are not passed through to the holders.

The risks of foreign investing are of greater concern in the case of investments in emerging markets. Emerging market countries may have economic structures that are generally less diverse and mature than the economies of developed countries and may have unstable governments that are subject to sudden change. The markets of developing countries may have more frequent and larger price changes than those of developed countries.

Liquidity Risk. Liquidity risk is the risk associated with any event, circumstances, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of an investment at a desirable time or price. Certain investments that were liquid at the time of purchase may later become illiquid, particularly in times of overall economic stress or during changing regulatory, market, or other conditions.

Money Market Instruments/Temporary Defensive Position. Holding cash, even strategically, may lead to missed investment opportunities particularly when the stock market is rising. A low interest rate environment may prevent U.S. Government obligations or money market instruments from keeping pace with inflation. U.S. Government obligations may or may not be backed by the “full faith and credit” of the U.S. Government. There is a risk that the U.S. Government will not provide financial support to U.S. government agencies or instrumentalities that are not backed by the “full faith and credit” of the U.S. Government if it is not obligated to do so by law. When a Fund invests for temporary defensive purposes, it may not achieve its investment objective.

LIBOR Transition Risk. A Fund may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms or investment value. These instruments may include certain floating rate securities, asset backed securities, or other assets or liabilities. The use of LIBOR is expected to be phased out by the end of 2021, except the majority of the U.S. dollar LIBOR publications will be phased out by June 30, 2023. LIBOR transition risk is the risk that the transition from LIBOR to alternative interest rate benchmarks is not orderly, occurs over various time periods or has unintended consequences.

Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information or cause a Fund and/or its service providers to suffer data corruption or to lose operational functionality. These breaches may be intentional (such as “hacking” or infections from computer viruses or other malicious software codes) or unintentional (such as an inadvertent release of confidential information). Cybersecurity breaches may affect a Fund, the issuers owned by a Fund, or a Fund’s third party service providers.

How to Purchase Shares

There are no sales commissions charged to investors. You may obtain assistance in opening an account by calling Ultimus Fund Solutions, LLC (the “Administrator”) toll-free 1-866-738-1127, or by writing to the Administrator at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer or financial institution authorized to sell shares of the Funds. Contact your brokerage firm or financial institution to determine whether it is authorized to accept orders on behalf of the Funds. Your broker-dealer or financial institution may charge you a fee for its services.

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You may open an account by mail or bank wire or through your broker or financial institution by following the procedures described below:

Minimum Initial Investment. The minimum initial investment in each Fund is $5,000, or $1,000 for tax-deferred retirement accounts. The Funds may, in the Adviser’s sole discretion, accept certain accounts with less than the stated minimum initial investment. Each Fund reserves the right to waive the minimum initial investment requirements for certain financial intermediaries that use the Fund as part of an asset allocation program, certain retirement plans and accounts that hold the Fund in omnibus name. Financial intermediaries may impose their own minimum investment requirements.

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Regular Mail Orders. Please complete and sign the Account Application accompanying this Prospectus, enclose your check made payable to the appropriate Fund, and mail it to:

The Flippin, Bruce & Porter Funds
c/o Shareholder Services
P.O. Box 46707
Cincinnati, Ohio 45246-0707

All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, drafts, “starter” checks, travelers’ checks, credit card checks, post-dated checks, cashier’s checks under $10,000, or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties.

By sending your check to the Administrator, please be aware that you are authorizing the Administrator to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Administrator receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Administrator cannot post the transaction electronically, you authorize the Administrator to present an image copy of your check for payment. If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

Bank Wire Orders. You may invest in the Funds by bank wire. To establish a new account or add to an existing account by wire, please call the Administrator at 1-866-738-1127 before wiring funds for instructions. You should be prepared to give the Administrator the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank that will wire the money. For initial purchases, please provide the Administrator, by mail or facsimile, with a completed, signed Account Application to ensure prompt and accurate handling of your investment.

It is important that the wire contains all information and that the Administrator receives prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Administrator as described under “Regular Mail Orders” above.

Through Your Broker or Financial Institution. Shares of the Funds may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Funds. These organizations may be authorized to designate intermediaries to accept orders on behalf of the Funds. Purchase orders will be considered to have been received by the Funds when an authorized brokerage firm, financial institution, or its authorized designee, accepts the order. Orders will be priced at the Fund’s net asset value (“NAV”) next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that these organizations or their authorized designees carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

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Additional Investments. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Administrator at 1-866-738-1127 to alert the Administrator that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the “Invest by Mail” stub that is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

Important Information About Purchasing Shares. Shares will be purchased at a Fund’s NAV next determined after your order is received by the Administrator in proper form. An order is considered to be in proper form if it is complete and contains all necessary information to process the order, is accompanied by payment in full of the purchase amount, and is delivered in an approved manner as set forth in this Prospectus. Direct orders received in proper form by the Administrator, whether by mail or bank wire, prior to the close of the regular session of trading on the New York Stock Exchange (the “Exchange”) on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day. Purchase orders received in proper form by authorized broker-dealers and other financial institutions, or their authorized designees, prior to the close of the regular session of trading on the Exchange on any business day will purchase shares at the NAV determined on that day.

Important Information About Liability. You should be aware that the Funds’ Account Application contains provisions in favor of the Funds, the Adviser, the Administrator and certain of their affiliates, excluding such entities from certain liability in connection with the performance of any acts instructed by the shareholder or genuinely believed to be instructed by the shareholder; provided, however, that such entities will be excluded from liability only if such entities have exercised due care to determine that the instructions are genuine. If reasonable procedures are not followed by such entities, they will not be excluded from liability.

Automatic Investment Plan. The Automatic Investment Plan enables you to make automatic investments in shares of the Funds from your bank, savings and loan or other depository institution account. With your authorization and bank approval, the Administrator will automatically charge your account the amount specified ($100 minimum) which will be automatically invested in Fund shares at the then current NAV on or about the 15th day and/or the last business day of the month. Your depository institution may impose its own charge for making transfers from your account. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Exchange Privilege. You may use proceeds from the redemption of shares of either Fund to purchase shares of the other Fund, provided that shares of the Fund to be acquired are offered for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after receipt by the Administrator of the written exchange request in proper form. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

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●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Frequent Purchases and Redemptions of Fund Shares. The Funds have been designed as long-term investments and not as frequent or short-term trading (“market timing”) options. The Funds discourage and do not accommodate frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, monitor shareholder trading activity to ensure compliance with the Funds’ policies. The Funds prepare reports illustrating purchase and redemption activity to detect market timing activity. The Funds have also reserved the right to impose a limit on the number of exchanges between the Funds. In addition, the Funds reserve the right to reject any purchase request that they believe to be market timing or otherwise potentially disruptive in nature. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Funds. The Funds may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement the Funds’ investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Funds’ ability to maximize investment returns; and potentially diluting the value of the Funds’ shares. These risks can have an adverse affect on the Funds’ performance.

The Funds have entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transaction in shares of the Funds when shares are held in omnibus accounts. The Funds rely on intermediaries to help enforce their market timing policies. For example, intermediaries assist the Funds in determining whether an investor is trading in violation of the Funds’ policies. The Funds reserve the right to reject an order placed from an omnibus account. Although the Funds have taken these steps to discourage frequent purchases and redemptions of shares, the Funds cannot guarantee that such trading will not occur.

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How to Redeem Shares

You may redeem shares of the Funds on each day that the Exchange is open for business. You may redeem shares by mail or through your broker or financial institution by following the procedures described below:

By Mail. Your request should be mailed to the Flippin, Bruce & Porter Funds, c/o Shareholder Services, P.O. Box 46707, Cincinnati, Ohio 45246-0707 and include the following information:

●	your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

●	any required signature guarantees (see “Signature Guarantees”); and

●	other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day’s close of trading. Otherwise, your order will redeem shares at the NAV determined on the next business day. An order is considered to be in proper form if it is complete and contains all necessary information to process the order (including the proper account information, the number of shares or dollar amount to be redeemed and the appropriate signatures), and is delivered in an approved manner as set forth in this Prospectus.

If you are uncertain of the requirements for redemption, please contact the Administrator at 1-866-738-1127, or write to the address shown above.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds. Redemption orders will be considered to have been received by the Funds when an authorized brokerage firm, financial institution, or its authorized designee, accepts the order. Your redemption will be processed at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Administrator.

Receiving Payment. Whether you request payment by check, wire, or through an Automated Clearing House (“ACH”) transaction, your redemption proceeds will be sent to you within 3 business days after receipt of your redemption request in proper form. However, a Fund may delay forwarding a redemption payment for recently purchased shares while it determines whether the purchase payment will be honored. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be sent to you upon clearance of your payment to purchase shares. You may reduce or avoid such delay (which may take up to 15 days from the purchase date) if you purchase shares by certified check or wire transfer. The Funds typically expect to meet redemption requests from the sale of their money market instrument (cash) holdings or from the sale

26

of other portfolio assets. These methods will typically be used during both regular and stressed market conditions.

You may choose to have redemption proceeds mailed to your address of record, your bank, or to any other authorized person. You may have the proceeds sent to your domestic bank by bank wire ($5,000 minimum) or ACH ($100 minimum) on days that your bank is open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You may change your redemption instructions any time you wish by sending a letter to the Administrator with your new redemption instructions.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $1,000 for tax-deferred retirement accounts (due to redemptions, exchanges or transfers, but not due to market action) upon 60 days’ written notice. If you bring your account value up to the minimum requirements during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

Redemptions in Kind. Each Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” This would be done only when circumstances exist that would, in the opinion of the Adviser, make it in the best interests of the Fund and its shareholders to do so. In such case, the Adviser, under the supervision of the Board of Trustees and in accordance with the Trust’s procedures, may authorize payment to be made in portfolio securities or other property of the Fund. Redemption in kind transactions will typically be made by delivering readily marketable securities to the redeeming shareholder within three business days after receipt of an in-kind redemption request in proper order. The securities that are redeemed in-kind will be equal to the market value of your shares being redeemed and will be priced using the same procedures that are used to compute the Fund’s NAV. It is the Adviser’s intention, at the present time, to reimburse shareholders for their brokerage costs and any other fees or losses incurred by them in selling such securities immediately upon receipt thereof. The Adviser may determine to discontinue this practice at any time without notice to shareholders.

Signature Guarantees. To protect your account and the Funds from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption if the shares to be redeemed have a value of more than $50,000. Signature guarantees are also required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial Account Application, and (3) if the name(s) or the address on your account has been changed within 15 days of your redemption request. The Administrator will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion Program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. The Administrator has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Administrator reserve the right to amend these standards at any time without notice.

Systematic Withdrawal Plan. If your shares of either Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check, on the 15th and/or the last business day of each month, in a stated amount of not less than $100. The Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application accompanying this Prospectus, or by writing to the Administrator.

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How Net Asset Value is Determined

The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of business of the regular session of the Exchange (normally 4:00 p.m., Eastern time). Each Fund’s NAV is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information (“SAI”) for further details.

Fixed income securities, including corporate bonds, will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Fixed income securities, including U.S. government and agency obligations and corporate bonds, are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. Securities traded on a national stock exchange, including common stocks and closed-end investment companies, if any, are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities that are traded over-the-counter are valued at the last sale price, if available; otherwise, at the last quoted bid price. Covered call options written by the Funds are valued at the last quoted sale price or, in the absence of a sale, at the ask price on the principal exchange on which they are traded. To the extent that a Fund’s foreign securities are traded in other markets on days when the Fund does not calculate its NAV, the value of the Fund’s assets may be affected on days when shares of the Fund cannot be purchased or sold.

When market quotations are not readily available, if a pricing service cannot provide a price, or the Adviser believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees. Valuing portfolio securities at fair value involves reliance on judgment and a security’s fair value may differ depending on the method used for determining value. As a result, the values of some securities used to calculate a Fund’s NAV may differ from quoted or published prices for the same securities.

To the extent any assets of a Fund are invested in other investment companies that are registered under the Investment Company Act of 1940 (other than ETFs), the Fund’s NAV with respect to those assets is calculated based upon the NAVs, as reported by those companies. The prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Management of the Funds

Each Fund is a diversified series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

Effective June ____, 2021, Cantor Fitzgerald Investment Advisors, L.P. (the “Adviser”) provides a continuous program of supervision of each Fund’s assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Adviser is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to

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brokerage policies approved by the Trustees, and provides certain executive personnel to the Funds. The Adviser has approximately $2.7 billion in assets under management.

The address of the Adviser is 800 Main Street, Second Floor, Lynchburg, Virginia 24505. Prior to June ____, 2021, Flippin, Bruce & Porter, Inc served as the investment adviser to the Funds.

John T. Bruce is primarily responsible for managing the portfolio of each Fund. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of shares of the Funds.

Compensation of the Adviser with respect to each Fund, based upon the Fund’s average daily net assets, is at the following annual rates: 0.70% on the first $250 million; 0.65% on the next $250 million; and 0.50% on assets over $500 million. During the fiscal year ended March 31, 2021, the Dividend Fund and the Appreciation Fund paid investment advisory fees (after fee waivers) equal to ___% and _____%, respectively, of average daily net assets. Effective August 1, 2023, the compensation of the Adviser with respect to each Fund, based upon the Fund’s average daily net assets, will be at the following annual rates: 0.70% of the Fund’s average daily net assets on the first $250 million; 0.65% on the next $250 million; 0.60% on the next $500 million; and 0.50% on assets over $1 billion.

The Adviser has entered into a contractual agreement with each Fund under which it has agreed to reduce its investment advisory fees and/or absorb Fund expenses to the extent necessary to limit annual ordinary operating expenses (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses and extraordinary expenses) to 1.12% of the Dividend Fund’s average daily net assets and 1.05% of the Appreciation Fund’s average daily net assets. Any such fee reductions by the Adviser, or payments by the Adviser of expenses which are the Fund’s obligation, are subject to repayment by the Fund, provided that the repayment does not cause the Fund’s ordinary operating expenses to exceed the applicable expense limit, and provided further that the fees and expenses which are the subject of the repayment were incurred within 3 years of the repayment. Each contractual agreement is currently in effect until August 1, 2023. Effective August 1, 2020, this limit on operating expenses was increased from 1.07% to 1.12% for the Equity Fund and from 1.00% to 1.05% for the Appreciation Fund. Each agreement, however, may be terminated by either party upon 60 days’ prior written notice, provided that (1) the Adviser may not terminate this agreement without the approval of the Board of Trustees, and (2) this agreement will terminate automatically if the Adviser ceases to serve as investment adviser of the Fund.

For a discussion of the factors considered by the Board of Trustees in its most recent approval of each Fund’s Investment Advisory Agreement, including the Board’s conclusions with respect thereto, see the Funds’ semi-annual report for the six-month period ending September 30, 2021.

Dividends, Distributions and Taxes

Each Fund has qualified and intends to remain qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains that it distributes to its shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Funds intend to withhold federal income taxes on taxable distributions made to shareholders who are subject to such withholding.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for either Fund. Current practice of the Funds, subject to the discretion of

29

management, is to declare and pay income dividends during the last week of each calendar quarter, on a date selected by management. In addition, distributions out of any net short-term capital gains may be made throughout the year and distributions of any long-term capital gains derived from the sale of securities and premiums from expired options may be made at least once each year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Funds, certain income may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

Dividends and capital gains distributions may be reinvested in additional shares of the Funds or paid in cash, as indicated on your Account Application. If no option is selected on your Application, distributions will automatically be reinvested in additional shares. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds. In addition to federal taxes, you may be subject to state and local taxes on distributions. Redemptions and exchanges of shares of the Funds are taxable events on which you may realize a gain or loss.

The Emergency Economic Stabilization Act of 2008 requires that mutual fund companies report cost basis information to the Internal Revenue Service (“IRS”) on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Under these regulations, mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as the Funds’ default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Funds’ default method of Average Cost is more appropriate, the shareholder must contact the Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. IRS regulations do not permit the change of a cost basis election on previously executed trades.

All Covered Shares purchased in non-retirement accounts are subject to cost basis reporting regulations. Non-covered shares are mutual fund shares that were acquired prior to the effective date of January 1, 2012. Cost basis information will not be reported to the IRS or shareholder upon the sale of any non-covered mutual fund shares. Non-covered shares will be redeemed first unless otherwise specified.

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Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). Information has been audited by ________________________, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the annual report, which is available upon request.

CANTOR FBP EQUITY & DIVIDEND PLUS FUND

Selected Per Share Data for a Share Outstanding Throughout Each Year

CANTOR FBP APPRECIATION & INCOME OPPORTUNITIES FUND

Selected Per Share Data for a Share Outstanding Throughout Each Year

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Privacy Notice
FACTS	WHAT DO THE FLIPPIN, BRUCE & PORTER FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ Assets

■ Retirement Assets

■ Transaction History

■ Checking Account Information

■ Purchase History

■ Account Balances

■ Account Transactions

■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Flippin, Bruce & Porter Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Flippin, Bruce & Porter Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-738-1127

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Who we are
Who is providing this notice?	Williamsburg Investment Trust Ultimus Fund Distributors, LLC Ultimus Fund Solutions, LLC
What we do
How do The Flippin, Bruce & Porter Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do The Flippin, Bruce & Porter Funds collect my personal information?

We collect your personal information, for example, when you

■ Provide account information

■ Give us your contact information

■ Make deposits or withdrawals from your account

■ Make a wire transfer

■ Tell us where to send the money

■ Tell us who receives the money

■ Show your government-issued ID

■ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■ Affiliates from using your information to market to you

■ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■Cantor Fitzgerald Investment Advisors, L.P., the investment adviser to the Flippin, Bruce & Porter Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Flippin, Bruce & Porter Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Flippin, Bruce & Porter Funds don’t jointly market.

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Investment Adviser

Cantor Fitzgerald Investment Advisors, L.P.

800 Main Street, Second Floor

P.O. Box 6138

Lynchburg, Virginia 24505

1-800-851-3804

www. .com

Administrator

Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Toll-Free 1-866-738-1127

Custodian

US Bank NA

425 Walnut Street

Cincinnati, Ohio 45202

Independent Registered Public Accounting Firm

Legal Counsel

Sullivan & Worcester LLP

1666 K Street, NW

Washington, D.C. 20006

Officers

John T. Bruce, President

John H. Hanna, IV, Vice President

David J. Marshall, Vice President

Norman D. Darden, III, Vice President

Teresa L. Sanderson, Compliance Officer

Board of Trustees

John P. Ackerly, IV

John T. Bruce

Robert S. Harris

George K. Jennison

Harris V. Morrissette

Elizabeth W. Robertson

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For Additional Information

Additional information about the Funds is included in the SAI, which is incorporated by reference in its entirety. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds’ performance during their last fiscal year.

This Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived. The Funds enter into contractual arrangements with various parties, including, among others, the Adviser, who provide services to the Funds. Shareholders are not parties to, or third party beneficiaries of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

1-866-738-1127

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds’ website at www.fbpfunds.com.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

The Funds are series of Williamsburg Investment Trust (File No. 811-05685)

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STATEMENT OF ADDITIONAL INFORMATION

THE FLIPPIN, BRUCE & PORTER FUNDS

Cantor FBP Equity & Dividend Plus Fund – Ticker: FBPEX

CANTOR FBP Appreciation & Income Opportunities Fund – Ticker: FBPBX

Series of

Williamsburg Investment Trust

August 1, 2021

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE TRUST	2
FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS	3
INVESTMENT LIMITATIONS	21
TRUSTEES AND OFFICERS	23
INVESTMENT ADVISER	31
ADMINISTRATOR	33
DISTRIBUTOR	34
OTHER SERVICE PROVIDERS	34
PORTFOLIO SECURITIES AND BROKERAGE	35
SHAREHOLDER ACCOUNT INFORMATION	36
PURCHASE OF SHARES	37
REDEMPTION OF SHARES	38
NET ASSET VALUE DETERMINATION	38
FUND EXPENSES	39
PRINCIPAL SHAREHOLDERS	39
ADDITIONAL TAX INFORMATION	40
PROXY VOTING AND PORTFOLIO HOLDINGS DISCLOSURE POLICIES	42
FINANCIAL STATEMENTS	45
APPENDIX A - DESCRIPTION OF BOND RATINGS	46
APPENDIX B - POLICIES AND PROCEDURES FOR VOTING PROXIES	48

This Statement of Additional Information ("SAI") is not a prospectus and should only be read in conjunction with the Prospectus of the Flippin, Bruce & Porter Funds dated August 1, 2021. This SAI is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at no charge, by writing to Williamsburg Investment Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-866-738-1127.

GENERAL INFORMATION ABOUT THE TRUST

The Cantor FBP Equity & Dividend Plus Fund (the “Dividend Fund”) and the Cantor FBP Appreciation & Income Opportunities Fund (the “Opportunities Fund”), are two separate no-load series of Williamsburg Investment Trust (the “Trust”). The Dividend Fund and Opportunities Fund are referred to individually as a “Fund” and collectively, the “Funds.” The Trust is an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees (the “Board”) has overall responsibility for management of the Trust under the provisions of the Trust’s Agreement and Declaration of Trust and the laws of Massachusetts governing business trusts. The Funds are managed by Cantor Fitzgerald Investment Advisors, L.P. (the “Adviser”). Prior to June ____, 2021, the investment adviser to the Funds was Flippin, Bruce & Porter, Inc.and prior to August 1, 2021 the Funds were named the “FBP Equity & Dividend Plus Fund” and the “FBP Appreciation & Income Opportunities Fund.”

The Declaration of Trust currently provides for the shares of ten funds, or series, to be issued. In addition to the Funds, the Trust consists of The Jamestown Equity Fund which is managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; The Government Street Equity Fund and The Government Street Mid-Cap Fund, which are managed by Leavell Investment Management, Inc. of Mobile, Alabama; and the Davenport Core Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund and the Davenport Balanced Income Fund, which are managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office until their retirement at age 75, except that: (1) any Trustee may resign and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust’s custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this SAI. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust does not expect to hold annual meetings of shareholders.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund’s assets over its liabilities. On any matter submitted to a vote of

2

shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by an individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions that are intended to mitigate such liability.

The By-Laws of the Trust contain a forum selection clause which provides that any court action against or on behalf of the Trust be brought in the Business Litigation Section of the Massachusetts Superior Court in Suffolk County, Massachusetts, which handles complex business and commercial disputes. The By-Laws also define what actions may be brought directly by shareholders and which must be brought derivatively on behalf of the Trust and require that the Court refer to mandatory arbitration all direct shareholder claims except for those asserting fraud in connection with the purchase or sale of shares. The purpose of this forum selection provision is to provide for efficient and equitable disposition of legal proceedings by courts and arbitrators with expertise in the applicable Massachusetts law.

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

Each Fund is a diversified series of the Trust. With respect to 75% of its total assets, each Fund may not: (1) invest more than 5% of its total assets in the securities of a single issuer, and (2) hold more than 10% of the outstanding voting securities of a single issuer. However, the diversification of each Fund’s holdings is measured at the time of purchase and if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects the value of several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, each Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite qualifying as a diversified series.

Industry/Sector Risk. The greater a Fund’s exposure to any single type of investment, including investment in a given industry, sector, country, region or type of security, the greater the impact the performance of that investment will have on the Fund’s performance. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities of companies in the same industry may react similarly to, and move in unison with, one another. An industry or a sector’s performance over any period of time may be quite different from that of the overall market. Certain sectors, such as technology, financial services or energy, can be highly volatile. Sectors are determined by reference to the classifications of sectors set forth in the Funds’ annual and semi-annual reports. The sectors in which a Fund may have greater exposure will vary from time to time.

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•	Financial Industry: Companies in the financial industry are subject to certain risks, including the risk of corporate and consumer debt defaults, price competition, regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. The performance of these companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g. subprime loans). Companies in the financial industry are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, the profitability of such companies is largely dependent upon the availability and the cost of capital. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulations and the risks inherent in securities trading and underwriting activities.

•	Information Technology Industry: Technology companies rely heavily on technological advances and face intense competition from new market entrants, both domestically and internationally, which may have an adverse effect on profit margins. Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and general economic conditions. Technology companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their new products. Companies in the technology sector are also heavily dependent on patent and intellectual property rights, and the loss or impairment of these rights may adversely affect the profitability of these companies. Technology companies engaged in manufacturing, such as semiconductor companies, often operate internationally which could expose them to risks associated with instability and changes in economic and political conditions, including currency fluctuations, changes in foreign regulations, competition from subsidized foreign competitors with lower production costs and other risks inherent to international business.

•	Communication Services Industry: Communication service companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company's profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. In addition, some companies engaged in internet-related activities are difficult to value and may have high share prices relative to their earnings which may not be sustainable over the long-term.

•	Health Care Industry: Companies in the health care industry are subject to the additional risks of increased competition within the health care industry, changes in legislation or governmental regulations, reductions in government funding, product liability or other litigation and the
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obsolescence of popular products. The prices of securities of health science companies may fluctuate widely due to governmental regulation and the ability to obtain approval of their products and services, which may have a significant effect on their price and availability. In addition, these products may quickly become obsolete. Liability for products that are later alleged to be unsafe or harmful may be substantial and have a significant impact on a company’s market value or share price.

•	Consumer Discretionary Industry: The consumer discretionary sector may be affected by fluctuations in supply and demand and changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

•	Consumer Staples Industry: Companies in the consumer staples sector may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, consumer preferences, interest rates, product cycles and marketing competition. Companies in the consumer staples sector may be negatively impacted by government regulations affecting their products and may also be subject to risks relating to the supply of, demand for, and prices of raw materials. In addition, the success of food, beverage, household and personal product companies, in particular, may be strongly affected by unpredictable factors, such as, demographics, consumer spending, and product trends.

•	Industrials: Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general or a decline in demand due to rapid technological developments and frequent new product introductions. The performance of these companies may also be affected by governmental regulation, world events and economic conditions and the risks of environmental damage and product liability claims.

•	Materials: Companies in the materials sector may be affected by general economic conditions, commodity production and prices, consumer preferences, interest rates, exchange rates, product cycles, marketing competition, resource depletion and environmental, import/export and other government regulations. Other risks may include liabilities for environmental damage and general civil liabilities and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technological progress and labor relations. At times, worldwide production of industrial materials has been greater than demand as a result of over-building or economic downturns, leading to poor investment returns or losses. These risks are heightened for companies in the material sector located in foreign markets.

•	Utilities: The performance of utility stocks is expected to reflect conditions affecting the utilities industry, which is sensitive to factors such as interest rates, local and national government regulations, the price and availability of materials used in the particular utility, environmental protection or energy conservation regulations, the level of demand for services and the risk associated with construction and operating certain types of facilities.

•	Real Estate Investment Trusts (“REITs”): While the Funds will not invest in real estate directly, they may be subject to risks similar to those associated with real estate investments because of their ability to purchase securities of companies that generate income from the real
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estate industry. A REIT is a pooled investment vehicle that may invest primarily in income producing real estate or real estate related loans or interests. Such REITs are dependent upon management skills, subject to the strength of the real estate market and could be affected by the following factors: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variation in rental income; changes in neighborhood values and functional obsolescence and appeal of properties to tenants. Other REITs, that operate as property leasing companies for a particular industry, such as the wireless network or timber industries, are more dependent on the strength of their underlying industry than the strength of the real estate market. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain exemption from the 1940 Act. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by a Fund, there will be a layering of fees, which would increase the Fund’s underlying expenses.

•	Commodities: Each Fund may invest in securities, including exchange-traded funds (“ETFs”), whose performance is linked to the price of an underlying commodity or commodity index. The performance of these securities depends to a great extent on the performance of the commodity in which they invest and involve the risks and pricing characteristics similar to direct investments in that commodity. Precious metals such as gold, silver, platinum and palladium, have at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. Investments in precious metals can present concerns such as delivery, storage, and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Investments in energy-related industries may be affected by changes in supply and demand and government regulations. Other types of commodities may be subject to certain risks, including regulatory, economic, environmental and political developments, weather events, natural disasters and market disruptions.

•	Energy Industry: Companies in the energy industry, such as coal, natural gas and crude oil, may have distinctly higher volatility than other types of securities, due in part to their physical properties which can affect the available supply and the real time pricing of these commodities. Factors unique to energy stocks include: research and development, location, recovery costs, transportation costs, conversion costs and storage costs, as well as global demand and other events that can affect demand such as war, weather and alternative energy sources. Natural gas and crude oil are especially susceptible to changes in supply and global demand and may be susceptible to international political and economic developments and the success of exploration projects. The oil and natural gas market has experienced periods of volatility and fluctuation that is often based on factors which may be out of the control of the issuers of such securities. Fluctuations in the energy market may impact the price of securities exposed indirectly to energy risk, including securities issued by governments in countries where the economy depends heavily on commodities and in the securities of issuers located in or exposed to such countries. Energy
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companies may have high levels of debt and may be more likely to restructure their businesses if there are downturns in energy markets or the economy as a whole.

Options Transactions. The Funds will only write and purchase options that are issued by the Options Clearing Corporation and listed on a national securities exchange. Transactions in options affect the Funds’ portfolio turnover rate and brokerage commission costs. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. Options transactions by the Funds are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of options the Funds may write or purchase may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

Writing Covered Call Options. When the Adviser believes that individual portfolio securities held by the Funds are approaching the top of the Adviser’s growth and price expectations, covered call options (“calls”) may be written (sold) against such securities. When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price (“strike price”) by a future date (“exercise price”). To terminate its obligation on a call a Fund has written, it may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received. The Funds write options only for income generation and hedging purposes and not for speculation. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Funds will lose the opportunity for further appreciation of that security. If the Funds desire to enter into a closing purchase transaction, but there is no market when they desire to do so, they would have to hold the securities underlying the call until the call lapses or until the call is executed.

Purchasing Put and Call Options. The Funds may also purchase put and call options on securities. If a put or call option purchased by a Fund is not sold when it has value remaining, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

The Funds may purchase put options on stock indices. By purchasing a put option on a stock index, a Fund could hedge the risk of a general market decline. The value of the put option would be expected to rise as a result of a market decline and thus could offset all or a portion of losses resulting from declines in the prices of individual securities held by a Fund. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option (in the form of premium

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and transaction costs), the Fund would suffer a loss in the put option if prices do not decline, or do not decline sufficiently, to offset the deterioration in the value of the option premium.

Risks of Options Generally. The purchase and sale of options involve risks different from those involved with direct investments in securities and also require different skills from the Adviser in managing a Fund’s portfolio of investments. While utilization of options may be advantageous to a Fund, if the Adviser is not successful in employing such instruments in managing the Fund’s investments or in predicting market changes, the Fund’s performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options used. It is also possible that a Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options markets. In addition, a Fund will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce its investment performance. The Funds’ current policy is to limit options transactions to those described above.

Risks of Options on Stock Indices. As discussed above, the purchase and sale of options on stock indices is subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurs, a Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is the Funds’ policy to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

The purchaser of an index option may also be subject to a timing risk. If an option is exercised by a Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Funds will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Funds may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely, because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, a Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Funds will not purchase or sell any index option contract unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

Foreign Securities. The Funds may invest in foreign securities directly or indirectly through U.S. exchanges, in the over-the-counter market, purchases of ETFs and similar investment vehicles that are

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listed on a foreign securities exchange, or through the purchase of American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The Funds may invest in foreign securities in order to take advantage of opportunities for growth where, as with domestic securities, they are depressed in price because they are out of favor with most investors. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus.

Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Global economies may be less stable than the U.S. economy because of institutional weaknesses or economic dislocations and crises have ensued from time to time, both in developed and developing countries. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties enforcing judgments against such issuers with respect to claims under U.S. securities laws. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation, economic sanctions or other restrictions and it is possible that a Fund could be prohibited from investing in securities issued by companies subject to such restrictions. Investments in domestic securities may create indirect exposure to non-U.S. markets if any issuers of those securities are exposed to non-U.S. markets such as when an issuer does a significant amount of business in or relies upon suppliers from non-U.S. markets.

Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. Both in developed and developing countries, crises have ensured from time to time which have had a negative impact on investor positions. These episodes include the ongoing Covid-19 pandemic, as well as instances of default, restructuring, economic pressures introduced by significant commodity price declines or severe devaluations of foreign currencies with respect to the U.S. dollar, all of which can have the potential to severely erode the value of investments abroad. European Union (“EU”) member countries that use the Euro as their currency (so-called Eurozong countries) lack the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Actions by these governments could have a significant effect on market prices of securities andpayments of dividends, interest, and/or principal. In June 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU (commonly known as “Brexit”), and a treaty was negotiated to govern the terms of the UK’s withdrawal. The vote to leave the EU has resulted in substantial volatility in foreign exchange markets and a depreciation in the value of the British pound. While the UK’s withdrawal became effective on January 31, 2020, protracted uncertainty over the country’s future trading relationship with Europe could add to financial market volatility. Negotiators representing the UK and the EU came to a preliminary trade agreement (the “TCA”) on December 24, 2020, subject to ratification by the UK Parliament and EU Parliament, although many aspects of the UK-EU trade relationship would

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remain subject to further negotiation. The TCA,which was ratified by the UK Parliament, has been provisionally appled since January 1, 2021 but cannot formally enter into force until ratified by the EU Parliament. In the event the EU Parliament does not ratify the TCA, the relationship between the UK and EU will be based on the World Trade Organization rules. There is considerable uncertainty relating to the potential consequences for the exit and how new trade agreements will be conducted, and whether the UK’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the UK and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility, illiquidity, and lower economic growth for companies that rely significantly on Europe for their business activities and countries whose economies rely on international trade. Any potential developments or market perceptions concerning these and related issues could adversely affect the value of foreign securities.

Market Events and Global Economic Risks. General economic and financial conditions and events in particular countries or geographic regions may adversely impact the prices of securities held by a Fund. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. The health crisis caused by the coronavirus outbreak has exacerbated other pre-existing political, social, and economic risks in certain countries and has negatively affected the global economy as well as the economics of individual countries and the markets in general, in significant and unforeseen ways. Although vaccines for COVID-19 have been approved for emergency use in many countries, the timing of the administration of vaccines and the continued risk of variants or mutations of COVID-19, among other factors, make it impossible to predict the timing of an end of the pandemic. Social, political, economic and other conditions and events, including terrorism, social unrest and pandemics that occur from time to time create uncertainty and have significant impacts on issuers, industries, governments and other systems, to which a Fund is exposed. in ways that cannot be foreseen. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular companies, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. Withdrawal of government support, failure of efforts in response to the strains, or investor perception that these efforts are not succeeding, could adversely impact the value and liquidity of certain securities and currencies. There can be no assurance that market and economic conditions will not worsen in the future. The severity and duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. The imposition of sanctions by the U.S. or another government or country could cause disruptions to the country’s financial system and economy, which could negatively impact the value of securities issued by that country. If a Fund invests a significant portion of its assets in investments tied economically to (or related to) a particular geographic region, foreign country or particular market, it would have more exposure to regional and country economic risks than a fund that invests throughout the world's economies. A recession, debt crisis, or decline in currency valuation in one country within a region can spread to other countries in that region. Furthermore, to the extent a Fund invests in the securities of companies located in a particular geographic region or foreign country, it may be particularly vulnerable to events affecting companies located in that region or country because those companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react

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similarly to specific economic, market, political or other developments. Certain of these risks may also apply to stocks of U.S. companies that conduct a significant amount of business in non-U.S. markets or rely upon suppliers from non-U.S. markets.

In addition to financial market volatility, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. The U.S. Government has acted to calm credit markets and increase confidence in the U.S. economy by lowering interest rates and injecting liquidity into the markets. Any interest rate increase by the Federal Reserve could cause markets to experience high volatility. These events and possible continuing market volatility may have an adverse effect on a Fund, including making it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The Funds are subject to the risk that geopolitical events may disrupt securities markets and adversely affect global economies and markets generally. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Political turmoil within the U.S. and abroad may also impact the Funds. Although the U.S. Government has honored its credit obligations, it remains possible that the U.S. could default on its obligations, which could be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund’s investments. The U.S. is also considering significant new investments in infrastructure and national defense which, coupled with lower federal tax revenue, could lead to increased government borrowing and higher interest rates. Those events, as well as other changes in foreign and domestic political and economic conditions could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments.

Warrants and Rights. Warrants are essentially options to purchase equity securities at a specific price and are valid for a specific period of time (generally two or more years). Prices of warrants may be volatile and do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Fixed Income Investments. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issue. Fixed income securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of fixed income securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. Interest rate changes

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can be sudden and unpredictable, and a wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). While interest rates in the U.S. and abroad have been unusually low in recent years, the possibility that the Federal Reserve may raise the target fed funds rate could cause markets to experience high volatility. Any future interest rate increases or other adverse conditions (e.g., inflation/deflation, increased selling of certain fixed-income investments across other pooled investment vehicles or accounts, changes in investor perception or changes in government intervention in the markets) could cause the value of fixed income investments to decrease. If sudden or large-scale rises in interest rates were to occur, a Fund could face above-average redemption requests, which could cause it to lose value due to downward pricing forces and reduced market liquidity.

U.S. Government Securities. The Funds may invest in debt obligations that are issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”) as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or the Funds’ shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through “Certificates,” representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments that have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. In September 2008, FNMA and FHLMC were placed into conservatorship by the U.S. Government under the authority of the Federal Housing Finance Agency (“FHFA”), a U.S. Government agency whose purpose is to preserve and conserve the assets and property of FNMA and FHLMC and to put them in a sound and solvent condition. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met. Serious discussions among policymakers continue as to whether FMNA and FHLMC should be nationalized, privatized, restructured or eliminated altogether.

In August 2011, Standard & Poor’s Global Ratings (“S&P”) lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. government-sponsored enterprises. In explaining the downgrade, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. In June 2013,

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S&P affirmed its AA+ long-term credit rating on the U.S. and revised its rating outlook to stable from negative to indicate its current view that the likelihood of a near-term downgrade of the rating is less than one in three. It is possible that the rating outlook could be revised downward if economic, fiscal and/or political circumstances change in the U.S. Such a credit event may result in higher interest rates and adversely impact the market prices and yields of securities supported by the full faith and credit of the U.S. Government. Moreover, additional credit rating downgrades of U.S. sovereign debt or U.S. sponsored enterprises may result in financial market declines, increased volatility and significant disruption across various financial markets and asset classes.

The total public debt of the U.S. as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. In March 2020, the U.S. Government adopted the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”), directed towards supporting American workers and businesses adversely affected by the economic upheaval from the COVID-19 pandemic. Additional stimulus packages, including the $1.9 billion stimulus package in March 2021, have also been adopted. Fiscal stimulus packages such as the CARES Act serve to further increase the federal budget deficit, which could lead to the downgrading of the long-term sovereign credit rating for the United States. Because there is little precedent for this situation, it is difficult to predict the impact on the markets of this or other significant policy changes. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systematic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt costs higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. Government will not be able to make principal or interest payments when they are due.

Repurchase Agreements. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Government Security), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer). The Fund must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the “Repurchase Securities.” The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds’ risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date. In the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest to the extent that the proceeds from the sale and accrued interest on the securities are less than the resale price provided in the repurchase agreement. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines adopted by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as “loans” under the 1940 Act. The return on such “collateral” may be more or less than that from the

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repurchase agreement. The market value of the resold securities will be monitored so that the value of the “collateral” is at all times at least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds’ custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement that will cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

Collateralized Mortgage Obligations and Other Mortgage-Related Securities. The Opportunities Fund may invest in collateralized mortgage obligations (“CMOs”) which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs’ collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry a greater price risk than their underlying collateral. The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

In addition to the mortgage pass-through securities and the CMOs mentioned above, the Opportunities Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund. Current offerings include “principal only” (PO) and “interest only” (IO) Stripped Mortgage Backed Securities (“SMBS”). POs and IOs are created when a mortgage pass-through certificate is separated into two securities – one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs’ yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal on the IO rise, the IO’s price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment. The Adviser expects that governmental, government-related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage securities are developed and offered to the investment community, the Adviser may, consistent with the Fund’s investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Asset-Backed Securities. The Opportunities Fund may invest in asset-backed securities backed by various loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders. In some cases, asset-backed securities are divided into senior and

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subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Opportunities Fund may invest in other asset-backed securities that may be developed in the future.

Zero Coupon and Original Issue Discount (“OID”) Bonds. The Opportunities Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government security is exchanged for a series of “Strips” through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts that issue zero coupon receipts such as U.S. Treasury Receipts (“TRs”) or Treasury Investment Growth Receipts (“TIGRs”). Zero coupon and original issue discount bonds generate income under generally accepted accounting principles, but do not generate cash flow, resulting in the possibility that the Fund may be required to sell portfolio securities to make distributions as required under Subchapter M of the Internal Revenue Code.

Variable and Floating Rate Securities. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the federal funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

LIBOR Risk. Instruments in which a Fund may invest may pay interest at floating rates based on the London Interbank Offered Rate (“LIBOR”) or may be subject to interest caps or floors based on LIBOR. The United Kingdom’s Financial Conduct Authority recently confirmed its plans to discontinue supporting LIBOR and transition away from LIBOR by the end of 2021 (although LIBOR rates for certain maturities will continue to be published through June 2023). There remains uncertainty regarding the future use of LIBOR and the nature of any replacement or alternative rate, and any potential effects of the phasing out of LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain. Various financial industry groups have begun planning for the transition away from LIBOR and certain regulators have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financig Rate, which is intended to replace U.S. dollar LIBOR with certain adjustments). The transition process may involve, among other things, an increase in price volatility or illiquidity of instruments that currently rely on LIBOR, and a reduction in the value of certain instruments held by a Fund. Any such effects, as well as other unforeseen effects, could have an adverse impact on a Fund’s performance.

Shares of Other Investment Companies. Each Fund may invest in shares of other investment companies which may include those of open and closed-end investment companies, shares of ETFs and shares of exchange-traded notes (“ETNs”). To the extent the Funds invest in shares of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying

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investment companies directly. Each Fund does not presently intend to invest more than 25% of its net assets in securities of ETFs.

An ETF is an investment company registered under the 1940 Act that often holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value (“NAV”) in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to a Securities and Exchange Commission (the “SEC”) exemptive order, in which case they will not be subject to any such investment limitation. Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s NAV.

iShares. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Exchange-Traded Notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours; however, investors also can hold ETNs until they mature. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day‘s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer‘s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer‘s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A decision by a Fund to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

Limitations on Investing in Other Investment Companies. Generally, under the 1940 Act, an investment company may not acquire shares of another investment company (including ETFs) if,

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immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) more than 10% of such fund’s total assets would be invested in investment companies. Under certain conditions, a fund may invest in registered and unregistered money market funds in excess of these limitations. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Funds) in excess of these limits. The Funds may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders. In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, the Funds may also invest in ETFs that have not received such exemptive orders and in other investment companies in excess of these limits, as long as the Funds (and all of their affiliated persons, including the Adviser) do not acquire more than 3% of the total outstanding stock of such ETF or other investment company, unless otherwise permitted to do so pursuant to permission granted by the SEC. If a Fund seeks to redeem shares of an ETF or investment company purchased in reliance on Section 12(d)(1)(F), the ETF is not obligated to redeem an amount exceeding 1% of the ETF’s outstanding shares during a period of less than 30 days.

Description of Money Market Instruments. Money market instruments may include shares of money market funds, U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers’ Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”). Bankers’ Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers’ Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due. The Bankers’ Acceptance, therefore, carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (“NRSRO”) or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or is of equivalent quality in the Adviser’s assessment. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds’ custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

Municipal Obligations. Municipal obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass

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transportation, schools, streets and water and sewer works. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its good faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are municipal obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

The yields on municipal obligations are dependent on a variety of factors, including supply and demand, liquidity and general conditions of the municipal market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. Like other debt securities, municipal obligations are subject to credit risk, interest rate risk and call risk. Obligations of certain issuers of municipal obligations may not be enforceable under the exercise of traditional creditors’ rights. Litigation and natural disasters, as well as adverse economic, business, legal or political developments may introduce uncertainties in the market for municipal bonds or materially affect the credit risk of particular bonds. Certain municipalities of the U.S. and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly affect other municipal obligations. In August 2015, Puerto Rico became the first U.S. commonwealth to default on its debt and has approximately $74 billion of outstanding bond debt.

Forward Commitment and When-Issued Securities. The Opportunities Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Opportunities Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

Lower Rated Fixed Income Securities. The Opportunities Fund may invest in fixed income securities which are rated lower than A by Moody’s Investors Service, Inc. (“Moody’s”), S&P or Fitch Ratings Ltd. Issues rated lower than A are speculative in certain respects (see “Description of Bond Ratings”). The Opportunities Fund limits its investment in issues rated less than Baa by Moody’s or BBB by S&P or Fitch to 5% of the Fund’s net assets and will not invest in issues rated lower than B by any of the NRSROs. The Adviser carefully evaluates such lower rated issues prior to purchase to ascertain that the issuer’s financial condition is, in the Adviser’s judgment, improving. The credit quality of lower rated fixed income securities can change unexpectedly, and may not fully reflect the actual risks posed by a particular security. During periods of deteriorating economic conditions or increased interest rates, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced, which can adversely affect the ability of a Fund to dispose of its portfolio securities. Bonds for which there is a thin market may be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process. Besides credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments, adverse publicity and investor perceptions.

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Illiquid Investments. The Funds may invest in illiquid securities, which include certain restricted securities (privately placed securities), repurchase agreements maturing in more than 7 days and other securities that cannot reasonably be expected to be sold or disposed of in current market conditions, within seven calendar days, without significantly impacting the market value of the investment. Pursuant to Rule 22e-4 under the 1940 Act, a Fund will not acquire illiquid securities if, as a result, they would comprise more than 15% of the value of the Fund’s net assets. The Funds have established a liquidity risk management program. The Board has designated the Adviser as the administrator of the Funds’ liquidity risk management program, responsible for assessing, managing and periodically reviewing each Fund’s liquidity risk.

Pursuant to the Funds’ liquidity risk management program, the Adviser is required to classify the liquidity of each portfolio investment held by a Fund. Securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid by the Adviser or its delegate. Various factors, as set forth in the Funds’ liquidity risk management program, may be considered, to the extent applicable, when classifying the liquidity of each portfolio investment held by a Fund, including, but not limited to: (i) the existence of an active market for the asset, including whether the asset is listed on an exchange, as well as the number, diversity, and quality of market participants; (ii) the frequency of trades or quotes for the asset and average daily trading volume of the asset (regardless of whether the asset is a security traded on an exchange); (iii) the volatility of trading prices for the asset; (iv) the bid-ask spreads for the asset; (v) whether the asset class or investment has a relatively standardized and simple structure; (vi) for fixed income securities, maturity and date of issue; and (vii) restrictions on trading of the asset and limitations on transfer of the asset. Risks associated with illiquid securities include the potential inability of a Fund to promptly dispose of a portfolio security after a decision to sell.

Liquidity Risk for Fixed Income Securities. Liquidity risk is the risk associated with any event, circumstances or characteristic of an investment or market that negatively impacts a Fund’s ability to sell, or realize the proceeds from the sale of an investment at a desirable time or price. Certain investments that were liquid at the time of purchase may later become illiquid, particularly in times of overall economic stress or during changing regulatory, market or other conditions. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in fixed-income securities. The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income mutual funds may be higher than normal; the selling of fixed-income securities to satisfy fund shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing a Fund’s ability to sell such securities.

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Negative Interest Rates. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. For example, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. These market conditions may increase a Fund’s exposures to interest rate risk. To the extent a Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment. If negative interest rates become more prevalent in the market, it is expected that investors will seek to reallocate assets to other income-producing assets such as investment grade and high–yield debt instruments or equity investments that pay a dividend. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time.

Description of Bond Ratings. A description of the various bond ratings used by the NRSROs (Moody’s, S&P and Fitch Ratings) is attached to this SAI as Appendix A. A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that individual analysts give different weightings to the various factors involved in credit analysis, and the quality of fixed-income securities in which the Funds may invest should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained from other sources that are considered reliable by the NRSROs. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Borrowing. Each Fund may borrow up to one-third of its total assets, including the amount of such borrowing, for extraordinary or emergency purposes or to meet redemption requests that might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuations on NAV will be exaggerated. If, while such borrowing is in effect, the value of a Fund’s assets declines, the Fund may be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing.

Lending. Each Fund has reserved the right to lend its securities to qualified broker-dealers, banks or other financial institutions. By lending its portfolio securities, a Fund would attempt to increase its income by receiving a fixed fee or a percentage of the collateral, in addition to continuing to receive the interest or dividends on the securities loaned. The terms, structure and aggregate amount of such loans would be consistent with the 1940 Act. The borrower would be required to secure any such loan with collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the total market value and accrued interest of the securities loaned by the Fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. As part of participating in a lending program, a Fund will invest its cash collateral only in investments that are consistent with the investment objectives, principal investment strategies and investment policies of the Fund. If such investments lose value, a Fund will have to cover the loss when repaying the

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collateral. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower shall be at the Fund’s risk.

Commodity Exchange Act Regulation. The Adviser has claimed an exclusion from the definition of the term “commodity pool” under the Commodity Exchange Act (“CEA”) and, therefore, is not subject to registration or regulation under the CEA. An adviser claiming the exclusion is limited in its ability to use certain derivatives, such as futures, certain options, and swaps, without becoming subject to U.S. Commodity Futures Trading Commission (“CFTC”) regulations. On an annual basis, the Adviser is required to reaffirm its eligibility to continue to claim the exclusion. If a Fund’s use of derivatives would prevent the Adviser from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then the Adviser may be subject to regulation as a commodity pool operator or commodity trading advisor with respect to the Fund, and the Fund may become subject to regulation by the CFTC. A Fund may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements.

Portfolio Turnover. It is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year and will not be a limiting factor when the Adviser deems changes are appropriate. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

Cybersecurity Risk. The Funds and their service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks affecting the Funds, the Adviser, custodian, transfer agent, intermediaries, and other third-party service providers may adversely impact the Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions; impact the ability to calculate a Fund’s NAV; cause the release of private shareholder information or confidential business information; impede trading; or subject a Fund to regulatory fines, financial losses, additional compliance costs associated with corrective measures, or cause reputational damage. Cyber-attacks may render records of a Fund’s assets or transactions, shareholder ownership of Fund shares, and other data integral to the functioning of a Fund inaccessible, inaccurate, or incomplete. There is no guarantee that efforts designed to reduce the risks associated with cybersecurity will succeed, especially since there are inherent limitations in the efforts, including that certain risks have not been identified, given the evolving nature of this threat. The Funds rely on third party service providers for many of their daily operations and are subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Funds from cyber-attacks. Similar types of cyber security risk are also present for the issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investment in such securities to lose value.

INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to either Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of

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a Fund means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of the Fund’s outstanding shares.

Under these fundamental limitations, each Fund may not:

(1)	Engage in borrowing except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

(2)	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

(3)	Purchase or sell commodities unless acquired as a result of ownership of securities or other investments to the extent permitted under the 1940 Act and the regulations of any other agency with authority over the Funds. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities;

(4)	Invest more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto, or investments in other investment companies;

(5)	Purchase or sell real estate directly. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

(6)	Act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies;

(7)	Make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing nonpublicly offered debt securities, (d) by purchasing commercial paper, or (e) by entering into any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change

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in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings (within 3 days, excluding Sundays and holidays) to comply with the provisions of the 1940 Act.

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board under the 1940 Act and the laws of Massachusetts governing business trusts. The Board is responsible for the oversight of each series, or funds, of the Trust. The Trustees serve until their retirement at age 75, subject to periodic review, and the officers are elected annually by the Trustees. The following is a list of the Trustees and executive officers of the Trust. John P. Ackerly, IV and John T. Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act (“Interested Trustees”). The Trustees who are not affiliated with an investment adviser or the principal underwriter of the Trust are referred to as the “Independent Trustees.”

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) and Directorships of Various Companies During Past 5 Years	Number of Portfolios in Trust Overseen by Trustee
Interested Trustees:
John P. Ackerly, IV One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1963	Since July 2012	Trustee; President of The Davenport Funds	Senior Vice President, Director and member of the Executive Committee of Davenport & Company LLC	10

John T. Bruce 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1953	Since September 1988	Trustee; President of the Flippin, Bruce & Porter Funds	Senior Managing Director of Cantor Fitzgerald Investment Advisors, L.P. President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc. until June ____, 2021.	10
Independent Trustees:
Robert S. Harris, Ph.D. c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1949	Since January 2007	Trustee	C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia; consultant to corporations and government agencies	10

George K. Jennison c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since January 2015	Trustee	Retired. President of Oyster Consulting (a management consulting firm to the financial services industry) from December 2014 until May 2019.	10

Harris V. Morrissette c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1959	Since March 1993	Trustee	President of China Doll Rice and Beans, Inc. and Dixie Lily Foods. Director of Trustmark Corporation (bank holding company), White-Spunner Construction and Royal Cup Coffee and Tea. Director of International Shipholding Corporation (cargo transportation) until May 2017	10
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Elizabeth W. Robertson c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1953	Since February 2014	Trustee	Trustee of TowneBank Foundation and Community Board since 2015, Chief Financial Officer for Monument Restaurants LLC (restaurant franchisees) from 2011 until her retirement in 2018.	10
Executive Officers:
Margaret H. Alves 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1972	Since February 2006	Compliance Officer of The Government Street Funds	Chief Compliance Officer and Secretary of Leavell Investment Management, Inc.

Michael J. Nanosky 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1966	Since March 2020	Chief Compliance Officer	Senior Compliance Officer of Ultimus Fund Solutions, LLC (the Trust’s administrator) since January 2020; Chief Compliance Officer for the PNC Funds from 2014 until 2019.

Charles M. Caravati, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1965	Since January 1996	President of The Jamestown Equity Fund	Managing Director of Lowe, Brockenbrough & Company, Inc.

John H. Hanna, IV 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1955	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	________ of Cantor Fitzgerald Investment Advisors, L.P. Vice President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc. until until June ____, 2021.

Timothy S. Healey 2712 18th Place South Birmingham, Alabama 35209 Year of Birth: 1953	Since January 1995	Vice President of The Government Street Funds	Portfolio Manager, Member of Executive Committee, Chief Investment Officer and Director of Leavell Investment Management, Inc.

Mary S. Hope 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1963	Since August 2008	Vice President of The Government Street Funds	Operations Director and Portfolio Manager of Leavell Investment Management, Inc.

David K. James 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1970	Since November 2018	Secretary	Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC since 2018; Managing Director and Managing Counsel of State Street Bank and Trust Company from 2009 until 2018.

Thomas W. Leavell 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1943	Since February 2004	President of The Government Street Funds	Portfolio Manager of Leavell Investment Management, Inc.; Director of Leavell Investment Management, Inc. until August 2016 and President and Chief Executive Officer until January 2014

David J. Marshall 800 Main Street Lynchburg Virginia 24504 Year of Birth: 1956	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	________ of Cantor Fitzgerald Investment Advisors, L.P. Secretary, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc. until June ____, 2021.

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Alison Leslie Lewis One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1978	Since April 2018	Compliance Officer of The Davenport Funds	Senior Vice President and Chief Compliance Officer for Davenport Asset Management Division of Davenport & Company LLC since April 2018; Vice President - Compliance for Davenport & Company LLC from September 2015 until April 2018.

Norman D. Darden, III 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1965	Since February 2018	Vice President of the Flippin, Bruce & Porter Funds	________ of Cantor Fitzgerald Investment Advisors, L.P. Portfolio Manager, Analyst and Principal of Flippin, Bruce & Porter, Inc. until June ____, 2021.

David Lyons 1802 Bayberry Court, Ste. 400 Richmond, Virginia 23226 Year of Birth:1965	Since January 2021	Compliance Officer of The Jamestown Equity Fund	Managing Director, Chief Operating Officer and Chief Compliance Officer of Lowe, Brockenbrough & Company, Inc.

Teresa L. Sanderson 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1963	Since September 2004	Compliance Officer of the Flippin, Bruce & Porter Funds	Chief Compliance Officer and a Principal of Flippin, Bruce & Porter, Inc.

Mark J. Seger 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1962	Since November 2000	Treasurer	Vice Chairman of Ultimus Fund Solutions, LLC. Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (the Trust’s distributor) from 1999 until 2018.

George L. Smith, III One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1976	Since February 2011	Vice President of The Davenport Funds	Senior Vice President and Director of Davenport & Company LLC

Cheryl T. Hatcher One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1957	Since February 2021	Vice President of The Davenport Funds	Senior Vice President of Davenport & Company LLC and Senior Administrative Officer of Davenport Asset Management.

Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2020.

Name of Trustee	Dollar Range of Shares of the Funds Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Trust Overseen by Trustee
John P. Ackerly, IV	None	Over $100,000
John T. Bruce	Opportunities Fund: Over $100,000 Dividend Fund: Over $100,000	Over $100,000
Independent Trustees:
Robert S. Harris	Appreciation Fund: $1-$10,000	$50,001- $100,000
George K. Jennison	None	None
Harris V. Morrissette	Opportunities Fund: $10,001 - $50,0000 Dividend Fund: $10,001 - $50,000	Over $100,000

Elizabeth W. Robertson	None	Over $100,000

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As of July , 2021, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) ____% of the outstanding shares of the Dividend Fund and ____% of the outstanding shares of the Opportunities Fund.

Trustee Compensation. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Independent Trustee receives from the Trust an annual retainer of $24,000, payable quarterly; a fee of $2,000 for attendance at each meeting of the Board (except that such fee is $3,000 for each meeting attended by the Chairman of the Board); and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. The fees are split equally among all of the funds in the Trust.

The following table provides compensation amounts paid to the Independent Trustees during the fiscal year ended March 31, 2021:

Trustee	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds within the Trust
Robert S. Harris	$8,400	None	None	$42,000
George K. Jennison	7,900	None	None	39,500
Harris V. Morrissette	7,600	None	None	38,000
Elizabeth W. Robertson	7,900	None	None	39,500

Leadership Structure and Qualifications of Trustees

The Board consists of six Trustees, four of whom are Independent Trustees. The Board is responsible for overseeing the operations of the Trust, its investment advisers, and other service providers in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust. The Board has engaged the investment advisers to oversee the management of the funds on a day-to-day basis.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also meet quarterly without the presence of any representatives of management. The Board has established two standing committees to help ensure that the Funds have effective and independent governance and oversight. The Board may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board is led by its Chairman, Dr. Robert S. Harris. As Chairman, Dr. Harris has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting and acting as the Board’s liaison with the various investment advisers. The Board reviews its structure regularly

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and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Dr. Harris as Chairman, is appropriate and in the best interests of the Trust, given its specific characteristics. These characteristics include having a structure consisting of four distinct fund complexes, each having its own investment adviser and compliance officer at the fund complex level. The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Board Committees. The Board has established an Audit Committee and a Governance, Nomination, Compensation and Qualified Legal Compliance Committee (the “Governance Committee”). The members of each Committee are the four Independent Trustees: Robert S. Harris, George K. Jennison, Harris V. Morrissette and Elizabeth W. Robertson. Elizabeth W. Robertson serves as the Chair of the Audit Committee and George Jennison serves as Chair of the Governance Committee. The Chair position for each Committee is rotated periodically. Each Committee Chair has primary responsibility for setting the agendas and presides at all meetings of the Committee for which he or she serves as Chair. Each Committee Chair facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by that Committee.

Audit Committee	The Audit Committee (i) oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) oversees the quality and objectivity of the financial statements of each of the funds and the independent audits thereof; (iii) acts as liaison between the Trust’s independent registered public accounting firm and the full Board; (iv) pre-approves the scope and cost of the audit and non-audit services provided by the Trust’s independent registered public accounting firm; and (v) resolves any issues arising under the Trust’s Code of Ethics for Principal Executive and Senior Financial Officers. The Audit Committee met three times during the fiscal year ended March 31, 2021.
Governance Committee	The Governance Committee is responsible for (i) selecting and nominating persons to serve as Independent Trustees; (ii) determining the level of compensation for the Independent Trustees; (iii) reviewing information relating to the investment advisory, underwriting and other contracts with third party service providers and making recommendations to the Board; (iv) monitoring the activities of the Trust’s Chief Compliance Officer (“CCO”) and making recommendations to the Board with respect to the compliance policies and procedures of the Trust and its service providers; (v) reviewing the responsibilities of the committees of the Board and evaluating whether there is a need for additional or combined committees; (vi) evaluating the performance of the Board; and (vii) receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Governance Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust’s offices and meet any minimum qualifications that may be adopted by the Committee. The Governance Committee met three times during the fiscal year ended March 31, 2021.

Qualifications of the Trustees. The Governance Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a

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candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes, and skills that the Committee believes contribute to good governance for the Trust. In addition, the Trustees are subject to periodic evaluation for their continued service on the Board. On a staggered three-year basis, members of the Governance Committee review the qualifications of each Trustee, evaluate his or her contributions to the Board and make a recommendation as to whether such Trustee should continue to serve on the Board. The Board has concluded, based on each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with the other members of the Board, that each Trustee is qualified to serve as a Trustee. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the investment advisers, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

Mr. John Ackerly, IV

Mr. John Ackerly, IV, Senior Vice President, is a member of the Executive Committee and Board of Directors of Davenport & Company, the investment adviser to the Davenport Funds. Prior to joining Davenport & Company in 1994, he worked as a portfolio manager for Central Fidelity Bank. He is President of the Davenport Funds and past president of the Richmond Society of Financial Analysts. Mr. Ackerly earned an undergraduate degree from the University of Virginia and earned an M.B.A. degree from Virginia Commonwealth University. He is a Chartered Financial Analyst and has over 25 years of experience in the investment management profession. He has served as a Trustee since 2012. The Board has concluded that Mr. Ackerly is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience and his academic background.

Mr. John T. Bruce	Mr. John Bruce is the Senior Managing Director of Cantor Fitzgerald Investment Advisors, L.P. He is a founding partner and the President of Flippin, Bruce & Porter, Inc., the former investment adviser to the Flippin, Bruce & Porter Funds until June 2021. From 1979 until 1985 he served as a Vice President and Portfolio Manager at Capitoline Investment Services, Inc. Mr. Bruce holds a B.S. degree in Finance from Virginia Polytechnic Institute and State University and is a former trustee of the Virginia Tech Foundation. He is a Chartered Financial Analyst and a Chartered Investment Counselor and has over 40 years of experience in the investment management profession. He has served as a Trustee since 1988. The Board has concluded that Mr. Bruce is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, and his academic background.
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Dr. Robert S. Harris	Dr. Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business at The Darden Graduate School of Business Administration at the University of Virginia where from 2001 until 2005, he served as Dean. Dr. Harris teaches courses in financial management and policies and valuation in financial markets. His research has focused on corporate finance, financial market analysis and mergers and acquisitions. He has been widely published in leading academic and practitioner journals and has authored financial textbooks. Dr. Harris has been an active consultant and advisor to corporations and government agencies and has held a range of offices in professional societies. He previously served as Chief Learning Officer and Vice President of United Technologies Corporation. Dr. Harris earned a B.A. degree (summa cum laude) from Davidson College and a doctorate in economics from Princeton University. He has served as a Trustee of the Trust since 2007. The Board has concluded that Dr. Harris is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and positions of leadership, and his business experience.
Mr. George K. Jennison

Mr. George K. Jennison has over 30 years’ experience managing trading and execution platforms and integrating capital markets services into retail brokerage and clearing firm sales channels. He worked at Oyster Consulting (a provider of audit, compliance, financial, operations, technology, trading and strategic management consulting to financial service firms) from 2013 until his retirement in 2019, where he last served as President. Mr. Jennison began his career as a NASDAQ trader at Robinson-Humphrey Company where specialized in bank stocks and convertible securities. Later, he served as a Senior Vice President at Shearson Lehman where he was responsible for managing the Financial Institutions NASDAQ Group and then became the Managing Director, Head of NASDAQ Trading at Wheat First Securities. From 2009 until 2012, he was Senior Managing Director, head of the Equity Services Group at Wachovia Securities, where he was responsible for managing the equity trading platform for the firm’s retail brokerage, clearing and managed accounts. Mr. Jennison has served on a number of investment industry committees as well as commitment committees for several foundations and investment firms. He earned his B.A. degree in Economics and Management Services from Duke University and attended the Executive Program at the University of Virginia Darden School of Business. He has served as a Trustee of the Trust since 2015. The Board has concluded that Mr. Jennison is suitable to serve as a Trustee because of his professional investment and business experience, leadership positions and academic background.

Mr. Harris V. Morrissette	Mr. Harris V. Morrissette has served as president and chief executive officer of several privately held businesses and currently is President of China Doll Rice & Beans Inc. and Dixie Lily Foods. He serves as a director of Trustmark Corporation (a bank holding company), White-Spunner Construction, Inc. and Royal Cup Coffee and Tea. He previously served as a director of EnergySouth, Inc. until its merger with Sempra Energy in 2008; chairman of Azalea Aviation, Inc. (airplane fueling) until 2013 and a director of International Shipholding Corporation (cargo transportation) until May 2017. He is a board member of a number of not-for-profit organizations, among them the Economic Development Partnership of Alabama and the University of Alabama System. Mr. Morrissette holds a B.S. degree from The University of Alabama. He has served as a Trustee of the Trust since 1993. The Board has concluded that Mr. Morrissette is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his extensive business experience, and his service on other boards.
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Ms. Elizabeth W. Robertson	Ms. Elizabeth W. Robertson served as Chief Financial Officer of Monument Restaurants LLC (restaurant franchises) and was employed by Monument Restaurants from 2011 until her retirement in December 2018. She previously served as Chief Financial Officer for Virginia Resources Authority (municipal bond authority) and a Senior Manager at KPMG (public accounting firm) where she specialized in audit and SEC reporting services for financial institutions. Ms. Robertson has served as a Trustee of TowneBank Foundation, TowneBank Corporate Board, TowneBank Community Board and an Audit Committee Chair of TowneBank since 2015. She was a director of Franklin Financial Corporation from 1996 until 2014. She previously performed accounting and tax services for small businesses and individuals on a part-time basis and is a board member of a number of not-for-profit organizations, among them, the Richmond Ballet and the St. Andrew’s School Foundation. She holds a B.S. degree from the University of Virginia McIntire School of Commerce and earned her Certified Public Accountant designation in 1975. The Board has concluded that Ms. Robertson is suitable to serve as a Trustee because of her business experience and expertise in accounting matters and her leadership positions and service on other boards.

Risk Oversight. An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. The funds are subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk. The Trust, the investment advisers and the other service providers have implemented various processes, procedures and controls to identify risks to the funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur. Different processes, procedures and controls are employed with respect to different types of risks. These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board exercises oversight of the risk management process through the Board itself and through the various committees. In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the funds, the Board requires management of the investment advisers and the Trust, including the Trust’s CCO, to report to the Board and the committees on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the committees receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters. On at least an annual basis, the Independent Trustees meet separately with the Trust’s CCO outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Trust’s CCO is supported by four compliance officers, each of whom serve at the fund complex level. The Board also receives quarterly reports from the investment advisers on the investments and securities trading of the funds, including their investment performance, as well as reports regarding the valuation of the funds’ securities. In addition, in its annual review of the advisory agreements for the Trust, the Board reviews information provided by the investment advisers relating to their operational capabilities, financial condition and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the number of funds in the Trust and the effectiveness of its committee structure.

Although the risk management policies of the investment advisers and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and there is no guarantee that they will be effective over time. Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the investment advisers or their affiliates, or other service providers to the Trust. The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight.

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INVESTMENT ADVISER

Cantor Fitzgerald Investment Advisors, L.P (the “Adviser”), located at 800 Main Street, Second Floor, Lynchburg, Virginia 24505, supervises each Fund’s investments pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) described in the Prospectus. Each Fund’s Advisory Agreement has an initial two year term and continues thereafter,subject to annual approval by the Board or by vote of a majority of the Fund’s outstanding voting securities, provided such continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days’ notice by the Board or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Adviser is owned by Howard Lutnick and Cantor Fitzgerald L.P In addition to acting as adviser to the Funds, the Adviser also provides investment advice to individuals, pooled investment vehicles, and pension and profit sharing plans.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

Compensation of the Adviser with respect to each Fund, based upon each Fund’s average daily net assets, is at the following annual rates: 0.70% on the first $250 million; 0.65% on the next $250 million; and 0.50% on assets over $500 million. For the fiscal years ended March 31, 2021, 2020 and 2019, the Dividend Fund paid the Adviser advisory fees of _______ (which was net of voluntary fee waivers of $_____), $146,953 (which was net of voluntary fee waivers of $48,841) and $152,539 (which was net of voluntary fee waivers of $44,155) respectively. For the fiscal years ended March 31, 2021, 2020, and 2019, the Opportunities Fund paid the Adviser advisory fees of $ _____ (which was net of voluntary fee waivers of $_____), $174,787 (which was net of voluntary fee waivers of $52,024) and $201,540 (which was net of voluntary fee waivers of $40,217) and, respectively.

Effective August 1, 2023, the compensation of the Adviser, based upon each Fund’s average daily net assets, will be at the following annual rates: 0.70% on the first $250 million; 0.65% on the next $250 million; 0.60% on the next $500 million; and 0.50% on assets over $1 billion.

The Adviser has contractually agreed to waive its advisory fees and/or reimburse other fund expenses so that ordinary operating expenses (excluding interest on borrowings, taxes, brokerage costs, acquired fund fees and expenses and extraordinary expenses) do not exceed an amount equal to 1.12% annually of the Dividend Fund’s average daily net assets and 1.05% annually of the Opportunities Fund’s average daily net assets. This limit on operating expenses was increased from 1.07% to 1.12% for the Dividend Fund and from 1.00% to 1.05% for the Opportunities Fund effective on August 1,

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2020. The Expense Limitation Agreements are in effect until August 1, 2023. Any fees waived and/or expense reimbursements by the Adviser are subject to repayment by a Fund for a period of three years after such fee reductions or reimbursements occurred, provided the Fund is able to effect such repayment without causing the Fund’s operating expenses (after the reimbursement is taken into account) to exceed the expense limitation amount that was in effect at the time such fees were waived and the expense limitation in effect at the time the Adviser seeks reimbursement and provided further that the fees and expenses which are to be reimbursed by a Fund were incurred within three years of the repayment.

As of March 31, 2021, the Adviser may seek recoupment of the Funds’ advisory fee waivers and expense reimbursements no later than the dates stated below:

	Dividend Fund	Opportunities Fund
March 31, 2023	$31,428	$33,267
March 31, 2024

Previous Adviser. Flippin, Bruce & Porter, Inc. served as the investment adviser to the Funds from their inception until June _____, 2021. By reason of his position as an officer and stockholder of FBP, John T. Bruce controlled FBP and may have directly or indirectly received benefits from the advisory fees paid to FBP by the Funds until June _____, 2021.

Financial Intermediary Arrangements. The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations. The Adviser, not the Funds, may further compensate these organizations for their sales-related services; however, the payment of such compensation by the Adviser will not affect the expense ratios of the Funds.

Portfolio Manager

John T. Bruce, the Funds’ Portfolio Manager, is also responsible for the day-to-day management of other accounts, as indicated in the following table.

Other Accounts Managed (as of March 31, 2021)
Dividend Fund
Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
John T. Bruce	Registered investment companies: Other pooled investment vehicles: Other accounts:	1 0 49	$25,301,203 $ 0 64,913,700	0 0 0	$ 0 $ 0 $ 0
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Opportunities Fund
Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
John T. Bruce	Registered investment companies: Other pooled investment vehicles: Other accounts:	1 0 49	$20,985,863 $ 0 $64,913,700	0 0 0	$ 0 $ 0 $ 0

Potential Conflicts of Interest

The investment strategy of the Funds and other accounts managed by the Portfolio Manager are generally the same. The Adviser, as well as the Funds, has policies and procedures designed to address conflicts in allocation of investment opportunities between a Fund and other accounts managed by the Adviser. These policies are designed to ensure equitable treatment of all accounts. In addition, procedures are in place to monitor personal trading by the Portfolio Manager to ensure that the interests of the Adviser’s clients come first.

Compensation

The Portfolio Manager’s compensation from the Adviser includes base salary, a bonus based on the profitability of the Adviser, and participation in the Adviser’s profit sharing plan, 401(k) plan and health plan. The Adviser does not pay performance or asset-based compensation to the Portfolio Manager.

Ownership of Fund Shares

The following table indicates the dollar value of shares of the Funds beneficially owned by the Funds’ Portfolio Manager as of March 31, 2021.

John T. Bruce	Dividend Fund – Over $1,000,000 Opportunities Fund – Over $1,000,000

ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board.

For the performance of these services, each Fund pays the Administrator a monthly fee based upon the average value of its daily net assets, subject to a minimum monthly fee, plus a shareholder recordkeeping

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fee (on a per shareholder basis) for shareholder accounts in excess of 1,000. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services. Each Fund paid administration fees to the Administrator of $60,000 during each of the March 31, 2021, 2020 and 2019 fiscal years.

Under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust’s CCO. For the performance of these services, the Funds pay the Administrator an annual base fee plus an asset-based fee on aggregate average net assets in excess of $200 million. In addition, the Funds reimburse the Administrator for any out-of-pocket expenses incurred for compliance services. Each Fund paid compliance service fees to the Administrator of $8,400 during each of the March 31, 2021, 2020 and 2019 fiscal years.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board or a vote of a majority of the outstanding shares of the Funds, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board or by vote of a majority of the outstanding shares of the Funds on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator and Steve Preston is an officer of the Distributor and an officer of the Trust.

OTHER SERVICE PROVIDERS

Independent Registered Public Accounting Firm. The firm of______________________., independent registered public accounting firm, ____________________________, has been retained by the Board to perform an independent audit of the financial statements of the Trust.

Legal Counsel. Sullivan & Worcester LLP, 1666 K Street NW, Washington, D.C. 20006, serves as legal counsel to the Trust and the Independent Trustees.

Custodian. The custodian of the Funds’ assets is U.S. Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202. The custodian holds all cash and securities of the Funds (either in its possession or in its favor through “book entry systems” authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

Securities Lending. During the March 31, 2021 fiscal year, the Funds did not engage in any securities lending activities and therefore did not receive any income related to securities lending.

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PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds’ practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board) directs the execution of the Funds’ portfolio transactions.

The Funds’ fixed income transactions will normally be principal transactions executed in over-the-counter markets on a “net” basis, which may include a dealer markup. The Funds’ common stock transactions will normally be exchange traded and effected through broker-dealers who charge brokerage commissions. Options will also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or execution may be obtained on an agency basis or by dealing with other than a primary market maker.

During the fiscal years ended March 31, 2021, 2020 and, 2019, the total brokerage commissions paid by the Dividend Fund were $_____, $25,596 and $21,143, respectively. During the fiscal years ended March 31, 2021, 2020 and 2019, the total brokerage commissions paid by the Opportunities Fund were $______, $15,054 and $16,960, respectively.

Subject to the requirements of the 1940 Act and procedures adopted by the Board, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, a portion of the Funds’ brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of its other clients. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker’s ability to effect and settle the transaction promptly and efficiently and the Adviser’s perception of the broker’s reliability, integrity and financial condition.

During the fiscal year ended March 31, 2021, the amount of brokerage transactions and related commissions directed to brokers because of research services provided was $______ and $_______, respectively, for the Dividend Fund and $________ and $_______, respectively, for the Opportunities Fund.

Codes of Ethics. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

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SHAREHOLDER ACCOUNT INFORMATION

As noted in the Prospectus, the Funds offer the following shareholder services:

Shareholder Account. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor’s registration instructions and voluntary investments can be made thereafter at any time. Shareholders will receive a statement each time there is an account transaction, such as an additional investment or a dividend reinvestment. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or bi-monthly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month on the 15th and/or last business day of the month). Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction or bank wire.

Instructions for establishing this service are included in the Account Application contained in the Prospectus or are available by calling the Funds. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the withdrawal date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Signature Guarantees” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf. The Application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1127, or by writing to: Flippin, Bruce & Porter Funds, Shareholder Services, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

Transfer of Registration. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer

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identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading “Signature Guarantees”); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

PURCHASE OF SHARES

The purchase price of shares of each Fund is the NAV next determined after the order is received in proper form. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the “Exchange”), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until it has been confirmed in writing (unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Shares of the Funds generally may be sold only to U.S. citizens, U.S. residents and U.S. domestic corporations, partnerships, trusts, or estates. For purposes of this policy, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and estates must have a U.S. address of record.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

Purchases in Kind. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors that the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods to determine NAV as described in the Prospectus.

Employees and Affiliates of the Funds. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

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REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder’s investment depending on the market value of securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemptions in Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind, but may do so if conditions exist that would, in the opinion of the Adviser, make it in the best interests of the Funds and their shareholders. The Board has authorized the Funds to make payment for a redemption in portfolio securities or other property of the Funds, rather than cash. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the NAV. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund’s net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind. Shareholders receiving them would incur brokerage costs when these securities are sold. It is the Adviser’s intention, at the present time, to reimburse shareholders for their brokerage costs and any other fees or losses incurred by them in selling such securities immediately upon receipt thereof. This practice will apply to all redemptions in kind affected upon a particular day; however, the Adviser may determine to discontinue this practice at any time without notice to shareholders.

NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The NAV of each Fund is determined as of the close of the regular session of trading on the Exchange (normally 4:00 p.m. Eastern time) on each “Business Day.” A Business Day means any day, Monday through Friday, except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. NAV is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily.

Fixed income securities are valued at their market value when reliable market quotations are readily available. Typically, fixed income securities are valued using information provided by a third-party

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pricing service. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of fixed income securities without regard to sale or bid prices. The pricing service may use transactions and market quotations from brokers in determining values. Certain fixed income securities may have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of fixed income securities than for other types of securities. If the Adviser determines that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.

Equity securities are valued at their market value when reliable market quotations are readily available. Securities that are traded on a national stock exchange are valued based upon the closing price of the exchange, if available, otherwise at the last quoted bid price. Securities traded on NASDAQ are generally valued by the pricing service at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies are valued at their NAV as reported by those companies.

Pursuant to procedures approved by the Board, options traded on a national securities exchange are valued at the last quoted sales price, if available, at the time of valuation. If the last sales price is not available, options are valued at the closing bid price. Options not traded on a national securities exchange or board of trade, or not actively traded, are valued at their fair values, determined in good faith in accordance with procedures approved by the Board. When fair value pricing is employed, the price of securities used by a Fund to calculate its NAV is based on consideration of a number of subjective factors and therefore may differ from quoted or published prices for the same securities.

FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including, among others, its advisory fees, the fees and expenses of the Independent Trustees, fees of the custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds’ shareholder servicing operations, fees and expenses of qualifying and registering the Funds’ shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust’s CCO, and the expense of shareholders’ meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the Trust’s series, or funds, which allocation may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

PRINCIPAL SHAREHOLDERS

As of July __, 2021, the following shareholders owned of record or beneficially more than 5% of the outstanding shares of the Funds.

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Shareholder	Fund	Percentage Owned

ADDITIONAL TAX INFORMATION

Taxation of the Funds. Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a “regulated investment company” (“RIC”) under Subchapter M of the Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net investment income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98.2% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income to its shareholders,

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subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

There is a remedy for failure to meet the Subchapter M diversification test if the failure was due to reasonable cause and not to willful neglect. The remedy involves certain divestiture and procedural requirements, and payment of a tax. In certain de minimis situations, no tax is due in the event of a failure to meet the diversification requirements, but the divestiture and procedural requirements apply. Similarly, in the event of a failure to meet the Subchapter M income requirements, if the failure was due to reasonable cause and not to willful neglect it can be cured by satisfaction of procedural requirements and payment of a tax.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. These capital loss carryforwards are available indefinitely to offset realized capital gains in future years, thereby reducing future taxable gains distributions..

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

Tax Status of the Funds’ Dividends and Distributions. Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2020, the American Taxpayer Relief Act of 2012 subjects individual taxpayers with taxable incomes above $441,550 ($496,600 for married taxpayers, $469,050 for heads of households) to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers that are not in the highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Certain U.S. shareholders, including individuals and estates and trusts whose income exceeds certain levels, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which includes dividends from the Funds (except tax-exempt dividends) and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

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For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and regardless of how long you have held your Fund shares, even if they reduce the NAV of shares below your cost and thus in effect result in a return of a part of your investment.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when “covered” shares are sold. Covered shares are any regulated investment company shares acquired on or after January 1, 2012 and any such shares acquired before January 1, 2012 are considered non-covered shares. In response to this federal law, the Funds chose “average cost,” which is the mutual fund industry standard, as the Funds’ default tax lot identification for all shareholders. Average cost will be the method used for reporting the redemption of any covered shares on your Consolidated Form 1099 unless you select a different tax lot identification method. You may choose a method different than average cost as long as you do so at the time of your purchase or upon the redemption of covered shares. Please keep in mind that the Funds are not responsible for providing you with cost basis information on shares acquired prior to January 1, 2012.

The Funds are required to withhold U.S. tax (at a 24% rate) on payments of taxable dividends, redemption proceeds and certain capital gain dividends paid to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short-term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income.

Sale, Exchange or Redemption of Fund Shares. A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder. Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

PROXY VOTING AND PORTFOLIO HOLDINGS DISCLOSURE POLICIES

Proxy Voting Policies and Procedures. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix B. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1127, or on the SEC’s website at http://www.sec.gov.

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Portfolio Holdings Disclosure Policy. The Board has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons. The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to portfolio securities. Although no material conflicts of interest are believed to exist that could disadvantage the Funds or their shareholders, various safeguards have been implemented to protect the Funds and their shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Principal Executive and Senior Financial Officers that requires the Trust’s Principal Executive Officer(s), Principal Financial Officer(s) and Principal Accounting Officer(s) to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Funds.

•	Public disclosure regarding the securities held by the Funds (“Portfolio Securities”) is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-PORT (“Official Reports”). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

•	Each of the Funds’ ten largest holdings as of the end of the most recent calendar quarter is included in the Fund Fact Sheet which is posted at www.fbpfunds.com. The Fact Sheet is typically posted to the website within 30 days of the end of each calendar quarter. The website is open to the general public.

•	Information regarding Portfolio Securities and other information regarding the investment activities of the Funds may be disclosed to analytical service providers for use in connection with investment research services provided to the Funds. Each disclosure arrangement must be approved by the CCO of the Trust. Currently, the Funds are providing portfolio information to Bloomberg, L.P. and FactSet Research Systems, Inc. at the end of each day.

•	Information regarding Portfolio Securities and other information regarding the investment activities of the Funds is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds. Currently, the Funds are providing portfolio information to four different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been approved by the CCO of the Trust. The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds.

Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Organization	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Funds or Affiliated Party
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Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided quarterly, with a 30-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, description, shares/par, market value	Provided quarterly, with a 30-day lag. No formal conditions or restrictions. Lipper indicates that it will not trade based on the Funds’ portfolio information, and it prohibits its employees from any such trading.	None
Bloomberg L.P.	CUSIP, description, shares/par, market value	Provided quarterly, with a 30-day lag. No formal conditions or restrictions. Bloomberg indicates that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.	None
FactSet	CUSIP, description, shares/par, market value	Provided quarterly, with a 30-day lag. No formal conditions or restrictions. FactSet’s employees are required to follow a code of business conduct and ethics that obligates them to use a reasonable degree of care to safeguard confidential information and must agree in writing to comply with this code of business conduct and ethics.	None

•	These policies relating to disclosure of the Funds’ Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or other Fund service providers, including but not limited to the Funds’ administrator, distributor, custodian, legal counsel, accountants, pricing service, financial printer, typesetter, performance and regulatory reporting platform, and proxy voting service, or to brokers and dealers in connection with the Funds’ purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

•	In the event a Fund processes a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for the receipt of such portfolio securities.

•	Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

•	The CCO of the Trust may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

•	The CCO of the Trust shall inform the Board of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board following such approval. At least annually, the CCO shall provide the Board with a report as to the compliance with these policies.

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FINANCIAL STATEMENTS

The financial statements of the Funds for the year ended March 31, 2021, together with the report of _________________, the Funds’ Independent Registered Public Accounting Firm, thereon, are incorporated herein by reference to the Annual Report of the Funds.

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APPENDIX A - DESCRIPTION OF BOND RATINGS

Description of Moody’s Bond Ratings:

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa:	Obligations Baa are judged to be medium grade and are subject to moderate credit risk, and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk

Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of S&P Ratings:

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment is still strong.

BBB:

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC and C

Obligations rated ‘BB,’ ‘B,’ ‘CCC’,’CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

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Description of Fitch Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. The relationship between issuer scale and obligation scale assumes a historical average recovery of between 30% - 50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating.

AAA: Highest credit quality

‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality	AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality

A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality

‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative

‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly Speculative

‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, the capacity for continued payment is vulnerable to deterioration in the business and economic environment.

The modifiers “+” or “-“ may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added the “AAA obligation rating category.

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APPENDIX B - POLICIES AND PROCEDURES FOR VOTING PROXIES

WILLIAMSBURG INVESTMENT TRUST

POLICIES AND PROCEDURES FOR VOTING PROXIES

1.       Purpose. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

2.       Definitions

(a)       Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b)       Proxy Manager. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

3.       Policy for Voting Proxies.

(a)       Fiduciary Considerations. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

(b)       Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

4.       Conflicts of Interest. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring conflicts of interest of which they

48

become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

5.       Routine Proposals. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

6.       Non-routine Proposals.

(a)       Guidelines on Anti-takeover Issues. Since anti-takeover proposals generally reduce shareholders’ rights, the vote with respect to these proposals should generally be “against.” During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

(b)       Guidelines on Social and Political Issues. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

7.       Proxy Manager Approval. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the proxy manager.

8.       Proxy Voting Procedures. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

9.       Report to the Board. On an annual basis, the proxy manager or his designee will report in writing to the Board on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management’s recommendations.

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       10.       Investment Advisers’ Voting Procedures. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers’ policies and procedures.

As adopted November 1, 2004

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Statement of Policies and Procedures

Relating to Proxy Voting

A proxy permits a shareholder to vote without being present at annual or special shareholder meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person.

The Flippin, Bruce & Porter division of Cantor Fitzgerald Investment Advisors, L.P. . (FBP) has been assigned the responsibility for voting proxies for most of the accounts under its management. We have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties.

PROCEDURES

Proxy voting procedures at FBP are designed to ensure that all proxies for which we are eligible to vote are voted in a timely manner and in accordance with our Proxy Voting Polices (incorporated herein). The procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients.

Responsibility for proxy voting administration and oversight is assigned to the FBP Proxy Voting Committee, comprised of members from the FBP Investment Committee. The Proxy Voting Committee is responsible for:

Developing, updating and implementing the policies and procedures.

Overseeing the proxy voting process.

Monitoring legislative and corporate governance developments and coordinating any communication related to proxy issues.

Meeting regularly as necessary to fulfill its responsibilities.

Annual review of all proxy policies.

All proxy materials received at FBP are recorded upon receipt and holdings are cross-checked to ensure that all proxies are received and voted before the deadline. The proxy material is delivered to the member of the FBP Investment Committee designated to vote the proxy on a company-by-company basis. That person bears the responsibility of voting each proxy in a timely fashion in accordance with proxy voting guidelines. In any case where the adopted guidelines are not clear or in a case where, based upon the judgment of the voting person, a vote is cast in a fashion contrary to the guidelines, justification for the exception is documented in writing. The votes are cast and any notation or comments are filed with the proxy materials and maintained at the offices of FBP.

Each proxy is checked against the Potential Conflict of Interest Checklist as it is received. This is a list maintained by the Proxy Voting Committee of any public companies where a potential conflict exists at FBP. Such conflict may arise due to a real or contemplated commercial

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relationship with that company, where an FBP client is a party to a shareholder proposal or where an FBP employee serves in a professional capacity (such as a director) for that company. In an instance where a proxy is received from a company on that list, that proxy is immediately forwarded to the FBP Executive Committee for action. If a true conflict of interest exists, FBP will consult an independent third party under a special contractual arrangement. FBP will determine that the third party does not have a conflict of interest regarding the issuer in question. FBP will vote the proxy in accordance with the recommendation of that third-party consultant.

In an instance where an apparent conflict does exist and the shares represented are deemed immaterial, the proxy will be voted according to FBP materiality policy guidelines without consulting an independent third party. (See XII. De Minimis Holdings) A holding will be considered to be de minimis if the total market value of the holding is less than $350,000 and is less than 0.01% of total equity market cap of outstanding shares for that company. Voting these immaterial holdings is unlikely to impact the outcome of a shareholder vote.

All proxy vote records are maintained at FBP and are available for client review upon request.

PROXY VOTING POLICIES

Our policy is guided by our fiduciary responsibility of loyalty as well as a reasonable standard of care whereby investment actions are carried out for the sole benefit of the shareholder and are never compromised. Each proxy vote represents a valuable right, essentially an asset, which is an important and integral part of investment management. These proxy guidelines are adopted to ensure consistency of application. Each vote, however, is ultimately decided on a case-by-case basis considering all other relevant facts and circumstances at the time of the vote.

I. General Philosophy- After an initial review, FBP will generally vote with management on routine matters related to the operation of the company that are not expected to have a material impact on the company and/or shareholders. FBP will review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and/or operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance – FBP reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Such Other Business – Ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.” FBP will typically vote against such proposals, as granting management the proxy to vote using its full discretion is imprudent.

II. Board of Directors - Separating the positions of Chairman and CEO - In order to maximize the board’s ability to oversee the actions of management by eliminating the potential conflict of interest, FBP will generally vote in favor of such proposals.

Independence- FBP will generally vote for the proposed slate of directors after a fully

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satisfactory review that ensures that the Nominating Committee is completely independent from management, that there is no material evidence of interlocking directorates and that the composition of the board is sufficiently independent of company management.

Limitations on Director Tenure and Retirement – FBP will generally favor proposals to limit the term of outside directors by institution of a mandatory retirement age in order to foster the introduction of new perspectives on the board.

D&O Indemnification - Increased indemnification and decreased liability for directors is important to ensure the continued availability of competent directors. FBP will generally vote in favor of proposals that include: a) indemnifying directors for acts conducted in the normal course of business and b) providing expanded coverage in cases where a director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

Majority Voting – FBP will generally support proposals calling for the election of directors by a majority vote.

III. Auditors – Generally vote for proposed auditors provided the ratification has been approved by an appropriate audit committee that meets applicable composition and independence requirements. Also considered will be the absolute magnitude and proportion, in relation to audit fees, of non-audit fees billed by the auditors.

IV. Proxy Contests – FBP will consider the following factors when voting for a director in a contested election: 1) long-term financial performance of the company; 2) management’s track record; 3) background and circumstances surrounding the proxy contest; 4) qualifications of both slates on nominees; 5) evaluation of what each side brings to shareholders and the likelihood of accomplishing those goals; and 6) stock ownership.

FBP will only approve reimbursement of reasonable proxy solicitation expenses for dissidents in those cases where they are successful.

V. Proxy Contest Defenses – FBP will support proposals requiring shareholder approval for changes to the size of the board within the context that a smaller board size generally promotes better governance. FBP will approve proposals that permit shareholders to remove a director for cause and that allow shareholders to elect directors to fill board vacancies.

Cumulative Voting-FBP will generally oppose proposals to adopt or restore cumulative voting. Cumulative voting promotes single interest representation that may not be concerned with overall shareholder interests.

VI. Tender Offer Defenses – FBP will generally oppose proposals to classify boards. Periodic as opposed to annual election of directors can be used to entrench management and guard against unwanted takeovers.

Poison Pills – FBP will generally oppose poison pills and will support proposals asking

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companies to put their poison pill provisions to a shareholder vote.

Fair Price Provisions – FBP will generally favor proposals for fair price provisions that prohibit an acquirer from employing a two-tiered pricing scheme by offering a higher price for a sufficient number of shares to gain control and a lower price for the balance of shares.

Greenmail – FBP will oppose any proposal or plan that allows a company to repurchase shares at above market prices to avoid a takeover proxy fight.

Unequal Voting Rights Plans- FBP will generally oppose plans to establish unequal voting rights plans designed to concentrate significant voting rights in the hands of management.

Supermajority Shareholder Requirements – FBP will generally oppose proposals to establish supermajority voting requirements.

White Squire Placements – FBP will generally oppose provisions permitting issuance of blank check preferred stock in the form of a white squire placement as a defense against takeovers and as a source of “patient capital.”

VII. Miscellaneous Governance Provisions - Confidential Voting – FBP will generally oppose proposals to establish confidential voting.

Bundled/Combination Proposals – FBP will assess the total benefits and detriments to shareholders of the combination proposal and take into consideration the extent to which issues included in the combination proposal should be subject to separate votes.

FBP will generally oppose proposals that result in the elimination of or restriction to the authority of shareholders to the benefit of management.

VIII. Capital Structure - Stock Authorizations- FBP will seek to distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purposes and those designed principally as an anti-takeover device. Consideration will be given to the need for the increase, the percentage increase with respect to the existing authorization, the voting rights of the stock and the overall capital structure.

Preferred Stock- Blank check preferred stock is that which is authorized for issuance at some uncertain time in the future and allows the board to establish voting, dividend, conversion and other rights at the time of issuance. FBP generally opposes proposals to issue blank check preferred stock.

Preemptive Rights – FBP will generally oppose proposals to grant or restore preemptive rights to shareholders and will generally support proposals that eliminate such rights.

State of Incorporation- FBP will generally oppose proposals to change state of incorporation for the purpose of taking advantage of a state’s courts interpretations of laws governing unsolicited takeovers. FBP will generally oppose proposals to establish an offshore presence for tax purposes.

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IX. Executive and Director Compensation – Stock option plans and other executive and director compensation plans are designed to attract, retain and motivate talented executives and outside directors. FBP will evaluate such plans by weighing the need to attract and retain qualified people against the implications for dilution and transfer of shareholder wealth.

Stock Option Plans – Consideration will be given to the financial reasonableness of the plan relative to the company’s market capitalization and the practices of peer companies. Any evaluation of new proposals will include consideration of all existing stock option plans and any authorized but not yet granted options. The following may be considered (any one of which may be sufficient to result in opposition to the plan by FBP) when addressing proposed option plans: 1) whether the plan expressly permits re-pricing of underwater options, 2) whether the plan could potentially result in an unacceptable level of earnings dilution after complete vesting, 3) whether the plan has an option exercise price below the market price on the day of the grant, 4) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause, and 5) whether the plan has certain imbedded features, such as a) participation by non-employees; b) exercise prices set at the discretion of the board; c) no limit on the number of shares available for issue under the plan; d) excessive concentration of options available only to a small percentage of top employees; e) authority granted to the board to amend the plan without prior shareholder approval to the extent permitted by law; and f) reload options.

Director Compensation – Stock option plans for outside directors may be approved based upon whether shares are at the same risk as those of shareholders and how option programs for non-employee directors compare with the standards of employee programs. FBP will generally oppose plans that result in outright grants of options or stock for outside directors (except when distributed in lieu of cash compensation). FBP will also oppose plans where the total compensation appears excessive.

OBRA-Related Compensation Proposals – The Omnibus Budget Reconciliation Act (OBRA) requires a company to obtain shareholder approval of incentive compensation plans that would result in a deduction greater than $1 million in non-deferred executive compensation. FBP will generally approve OBRA related proposals after evaluation of the provisions for reasonable performance-based goals and financial reasonableness. Each will be evaluated on a case-by-case basis.

Golden and Tin Parachutes – Golden parachutes assure certain key officers of an acquired company a significant severance package if such officer is terminated or demoted pursuant to the takeover. Tin parachutes make similar assurances to all employees. These proposals have anti-takeover implications because of the added expense to the acquisition. FBP will oppose all Golden and Tin parachutes.

Executive Severance Compensation – FBP will generally oppose proposals where the total economic value of the severance package (salary plus bonus) exceeds 2.99 times the total compensation of that executive.

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Loans to Officers – FBP will generally oppose proposals to grant loans to officers for the purpose of buying stock in the company.

401(k) Benefit Plans – FBP will generally support proposals to implement 401(k) Employee Benefit Plans.

Employee Savings Plans – FBP will generally favor such plans that permit purchases of shares at a discount to market value not to exceed 15% of the current market price.

Say-on-Pay Frequency – FBP will vote to allow shareholders an advisory vote on senior executive compensation practices on an annual basis. Advisory votes provide shareholder feedback without constraining a board’s ability to set compensation policy.

X. Mergers and Acquisitions – Each merger or acquisition proposal will be evaluated on a case-by-case basis, taking into consideration anticipated financial and operating benefits, the offer price, prospects of the combined entity, how the deal was negotiated and changes in corporate governance and their potential impact on shareholder rights.

XI. Social Issues – FBP will generally oppose shareholder resolutions on behalf of individuals or activist groups intent on furthering a social or political agenda. Corporate managements are held responsible for all ramifications of their policies and activities as measured by the financial impact of those decisions on earnings and/ or corporate assets. It is the intent of FBP that corporate management will appreciate that it is necessary to promote corporate responsibility and accountability on social issues because it is generally in the best long-term interests of shareholders. Those responsible parties should be empowered by shareholders to conduct business and set corporate policy free from shareholder interference.

XII. De Minimis Holdings - From time to time FBP receives proxies representing very small security holdings that may be held for one or a few accounts. FBP considers any security holding less than $350,000 and that is less than 0.01% of total equity market cap of outstanding shares for that company to be de minimis. Voting these immaterial holdings is unlikely to impact the outcome of a shareholder vote. In these cases the proxy will be voted along the guidelines recommended by the management of that company.

The policy does not apply to any model portfolio holding that results from a purchase decision by the Investment Committee. This would include companies where FBP has made a small initial investment. Those proxies will be voted as material, regardless of size, by a member of the Investment Committee.

WILLIAMSBURG INVESTMENT TRUST

PART C.	OTHER INFORMATION

Item 28.	Exhibits

(a)	Amended and Restated Agreement and Declaration of Trust — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 68 filed on January 25, 2017.

(b)	Bylaws, as amended November 10, 2015 — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 64 filed on December 22, 2015

(c)	Incorporated herein by reference to Agreement and Declaration of Trust and Bylaws

(d)	(i)	Investment Advisory Agreement for The Jamestown Equity Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 29 filed on August 1, 1997

(ii)	Form of Interim Investment Advisory Agreement for the FBP Appreciation & Income Opportunities Fund – Filed herewith

(iii)	Form of Interim Investment Advisory Agreement for the FBP Equity & Dividend Plus Fund – Filed herewith
(iv)	Form of Investment Advisory Agreement for the Cantor FBP Appreciation & Income Opportunities Fund – Filed herewith.
(v)	Form of Investment Advisory Agreement for the Cantor FBP Equity & Dividend Plus Fund – Filed herewith.

(vi)	Investment Advisory Agreement for The Government Street Equity Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 58 filed on July 29, 2014

(vii)	Investment Advisory Agreement for The Government Street Mid-Cap Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 58 filed on July 29, 2014

(viii)	Investment Advisory Agreement for The Davenport Core Fund (formerly The Davenport Equity Fund) — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 31 filed on July 31, 1998

(ix)	Investment Advisory Agreement for the Davenport Value & Income Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 51 filed on July 29, 2011

(x)	Investment Advisory Agreement for the Davenport Equity Opportunities Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 51 filed on July 29, 2011

(xi)	Investment Advisory Agreement for the Davenport Small Cap Focus Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 62 filed on July 29, 2015

(xii)	Investment Advisory Agreement for the Davenport Balanced Income Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 64 filed on December 22, 2015

(e)	Distribution Agreement with Ultimus Fund Distributors, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 72 filed on July 29, 2019

(f)	Inapplicable

(g)	Custody Agreement with U.S. Bank, N.A.— Filed herewith

(h)	(i)	Amended and Restated Mutual Fund Services Agreement – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 74 filed on July 29, 2020.

(ii)	Compliance Consulting Agreement with Ultimus Fund Solutions, LLC - Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 74 filed on July 29, 2020.

(iii)	Form of Interim Expense Limitation Agreement with Cantor Fitzgerald Investment Advisors, L.P. on behalf of the FBP Appreciation & Income Opportunities Fund – Filed herewith

(iv)	Form of Interim Expense Limitation Agreement with Cantor Fitzgerald Investment Advisors, L.P. on behalf of the FBP Equity & Dividend Plus Fund – Filed herewith

(v)	Form of Expense Limitation Agreement with Cantor Fitzgerald Investment Advisors, L.P. on behalf of the Cantor FBP Appreciation & Income Opportunities Fund — Filed herewith

(vi)	Form of Expense Limitation Agreement with Cantor Fitzgerald Investment Advisors, L.P. on behalf of the Cantor FBP Equity & Dividend Plus Fund — Filed herewith

(vii)	Form of Dealer Agreement – Filed herewith

(i)	Opinion and Consent of Counsel Relating to Issuance of Shares of the Trust — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 64 filed on December 22, 2015

(j)	(i)	Consent of Independent Registered Public Accounting Firm for The Davenport Funds — To be filed in a subsequent amendment

(ii)	Consent of Independent Registered Public Accounting Firm for the Flippin, Bruce & Porter Funds — To be filed in a subsequent amendment

(iii)	Consent of Independent Registered Public Accounting Firm for The Government Street Funds — To be filed in a subsequent amendment

(iv)	Consent of Independent Registered Public Accounting Firm for The Jamestown Equity Fund — To be filed in a subsequent amendment

(v)	Opinion and Consent of Counsel as to Tax Matters Related to the Reorganization of The Jamestown Balanced Fund into The Jamestown Equity Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 62 filed on July 29, 2015

(k)	Inapplicable

(l)	Inapplicable

(m)	Inapplicable

(n)	Inapplicable

(o)	Reserved

(p)	(i)	Code of Ethics for The Jamestown Equity Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 74 filed on July 29, 2020.

(ii)	Code of Ethics of Lowe, Brockenbrough & Company, Inc. — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 72 filed on July 29, 2019

(iii)	Code of Ethics of the Flippin, Bruce & Porter Funds — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 58 filed on July 29, 2014

(iv)	Code of Ethics of Flippin, Bruce & Porter, Inc. — Filed herewith

(v)	Code of Ethics of The Government Street Funds — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 74 filed on July 29, 2020.

(vi)	Code of Ethics of Leavell Investment Management, Inc. — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 72 filed on July 29, 2019

(vii)	Code of Ethics of the Davenport Funds — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 66 filed on July 29, 2016

(viii)	Code of Ethics for Davenport LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 74 filed on July 29, 2020.

(ix)	Code of Ethics of Ultimus Fund Distributors, LLC — Filed herewith

Other

(i)	Powers of Attorney for Elizabeth W. Robertson, John P. Ackerly IV, Robert S. Harris, John T. Bruce, George K. Jennison and Harris V. Morrissette - Filed herewith

Item 29.	Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

Article VIII of the Registrant’s Amended and Restated Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

SECTION 8.4 Indemnification of Trustees and Officers. Subject to the limitations set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Fund or Funds to which the conduct in question relates) each of its Trustees and officers, including Persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (referred to hereinafter, together with such Person’s heirs, executors, administrators or other legal representatives, as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that such Covered Person was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against such Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that such Covered Person was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as the quoted phrase is defined in Section 2(a) (19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Covered Person shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and if (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be entitled to indemnification hereunder.

SECTION 8.5 Compromise Payment. As to any matter disposed of by a compromise payment by any Covered Person referred to in Section 8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Disinterested Trustees pursuant to clause (ii) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with either of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

SECTION 8.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any of the rights to which any Covered Person may be entitled. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other Persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such Person.

The Registrant’s Investment Advisory Agreements provide for indemnification of each of the Advisors as follows:

8. (b) Indemnification of Advisor. Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Advisor against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by the Advisor in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as “Disabling Conduct”). A determination that the Advisor is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Advisor was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Advisor for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Advisor was not liable by reason of Disabling Conduct by: (a) vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as the quoted phrase is defined in Section 2 (a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the “Independent Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants’ and counsel fees so incurred by the Advisor (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Advisor shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Advisor shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Advisor ultimately will be entitled to indemnification hereunder.

As to any matter disposed of by a compromise payment by the Advisor referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Advisor of any amount paid to the Advisor in accordance with either of such clauses as indemnification if the Advisor is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Advisor’s action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Advisor may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Advisor is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

8. (c) The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Advisor and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

The Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”) provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributor’s obligations and duties under the Agreement. Registrant will advance attorneys’ fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

The Registrant maintains a standard mutual fund and investment advisory professional and directors and officer’s liability policy. The policy provides coverage to the Registrant and its Trustees and officers. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Registrant may not pay for insurance which protects its Trustees and officers against liabilities arising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

Item 31.	Business and Other Connections of the Investment Advisers

Lowe, Brockenbrough & Company, Inc. (“LB&C”), 1802 Bayberry Court, Suite 400, Richmond, Virginia 23226, is a registered investment adviser providing investment advisory services to one series of Registrant - The Jamestown Equity Fund. LB&C also provides investment advisory services to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. A list of the directors and officers of LB&C and the business and other connections of a substantial nature engaged in at any time during the past two years is incorporated by reference to Schedule A of Form ADV filed by LB&C (SEC File No. 801-6691).

Cantor Fitzgerald Investment Advisors, L.P. (“CFIA”), 110 East 59th Street, New York, New York 10022, is a registered investment adviser providing investment advisory services to two series of Registrant: the FBP Equity & Dividend Plus Fund and the FBP Appreciation & Income Opportunities Fund. CFIA also provides investment advice to corporations, trusts, pension and profit-sharing plans, other business and institutional accounts, and individuals. A list of the directors and officers of CFIA and the business and other connections of a substantial nature engaged in at any time during the past two years is incorporated by reference to Schedule A of Form ADV filed by CFIA (SEC File No. 801-72852).

Leavell Investment Management, Inc. (“LIM”), 210 St. Joseph Street, Mobile, Alabama 36602, is a registered investment adviser providing investment advisory services to two series of Registrant: The Government Street Equity Fund and The Government Street Mid-Cap Fund. LIM also provides investment advice to corporations, trusts, pension and profit- sharing plans, other business and institutional accounts, and individuals. A list of the directors and officers of LIM and the business and other connections of a substantial nature engaged in at any time during the past two years is incorporated by reference to Schedule A of Form ADV filed by LIM (SEC File No. 801-14752).

Davenport & Company LLC (“Davenport”), One James Center, Richmond, Virginia 23285, is a registered investment adviser providing investment advisory services to five series of Registrant, the Davenport Core Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund and the Davenport Balanced Income Fund. Davenport is a registered broker-dealer and also provides investment advice to corporations, trusts, pension and profit-sharing plans, other business and institutional accounts, and individuals. A list of the directors and officers of Davenport and the business and other connections of a substantial nature engaged in at any time during the past two years is incorporated by reference to Schedule A of Form ADV filed by Davenport (SEC File No. 801-13057).

Item 32.	Principal Underwriters

(a)	Ultimus Fund Distributors, LLC (the “Distributor”) also acts as the principal underwriter for Hussman Investment Trust, The Investment House Funds, The Cutler Trust, Schwartz Investment Trust, CM Advisors Family of Funds, Chesapeake Investment Trust, AlphaMark Investment Trust, Papp Investment Trust, F/m Funds Trust, Ultimus Managers Trust, Eubel Brady & Suttman Mutual Fund Trust, the Conestoga Funds, Centaur Mutual Funds Trust, Caldwell & Orkin Funds, Inc., Capitol Series Trust, Unified Series Trust, Oak Associates Funds, Valued Advisers Trust, The Cutler Trust, Segall Bryant & Hamill Trust, Yorktown Funds, Red Cedar Fund Trust, Bruce Fund, Inc., Commonwealth International Series Trust, HC Capital Trust, Index Funds, Alti Private Equity Access Fund, and VELA Funds, other open-end investment companies; and Peachtree Alternative Strategies Fund, FSI Low Beta Absolute Return Fund, Cross Shore Discovery Fund and Primark Private Equity Fund, each a closed-end investment company.

(b)	The following list sets forth the executive officers of the Distributor. The address of the Distributor and the persons named below is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Name	Position with Distributor	Position with Registrant
Kevin Guerette	President	None
Stephen L. Preston	Vice President, Chief Compliance Officer/AML Compliance Officer	Vice President/AML Compliance Officer
Douglas K. Jones	Vice President	None
Melvin Van Cleave	Vice President	None

(c)	Inapplicable

Item 33.	Location of Accounts and Records

Not Applicable.

Item 34.	Management Services Not Discussed in Parts A or B

Not Applicable

Item 35.	Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and State of Massachusetts on the 28th day of May, 2021.

WILLIAMSBURGINVESTMENT TRUST

By:	/s/ David James
David James, Secretary

The term “Williamsburg Investment Trust” means and refers to the Trustees from time to time serving under the Amended and Restated Agreement and Declaration of Trust of the Registrant dated November 17, 2016, a copy of which is on file with the Secretary of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Amended and Restated Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Amended and Restated Declaration of Trust.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

Robert S. Harris*		Chairman of the Board	May 28, 2021
and Trustee

/s/ Mark J. Seger		Treasurer	May 28, 2021
Mark J. Seger

John T. Bruce*		Trustee

George K. Jennison*		Trustee

Elizabeth W. Robertson*		Trustee

Harris V. Morrissette*		Trustee

John P. Ackerly, IV*		Trustee

By:	/s/ David James
David James
Attorney-in-fact*
May 28, 2021

INDEX TO EXHIBITS

Item 28(d)(ii)	Form of Interim Investment Advisory Agreement for the FBP Appreciation & Income Opportunities Fund
Item 28(d)(iii)	Form of Interim Investment Advisory Agreement for the FBP Equity & Dividend Plus Fund
Item 28(d)(iv)	Form of Investment Advisory Agreement for the Cantor FBP Appreciation & Income Opportunities Fund
Item 28(d)(v)	Form of Investment Advisory Agreement for the Cantor FBP Equity & Dividend Plus Fund
Item 28 (g)	Custody Agreement with US Bank NA
Item 28(h)(iii)	Form of Interim Expense Limitation Agreement with Cantor Fitzgerald Investment Advisors, L.P. on behalf of the FBP Appreciation & Income Opportunities Fund
Item 28(h)(iv)	Form of Interim Expense Limitation Agreement with Cantor Fitzgerald Investment Advisors, L.P. on behalf of the FBP Equity & Dividend Plus Fund
Item 28(h)(v)	Form of Expense Limitation Agreement with Cantor Fitzgerald Investment Advisors, L.P. on behalf of the on behalf of the Cantor FBP Appreciation & Income Opportunities Fund
Item 28(h)(vi)	Form of Expense Limitation Agreement between Flippin, Bruce & Porter, Inc. on behalf of the Cantor FBP Equity & Dividend Plus Fund
Item 28(h)(vii)	Form of Selling Agreement for Ultimus Fund Distributors, LLC
Item 28(p)(iv)	Code of Ethics for Flippin, Bruce & Porter, Inc.
Item 28(p)(ix)	Code of Ethics for Ultimus Fund Distributors, LLC